                                                 File Nos. 33-11465 and 811-4987

    As Filed with the Securities and Exchange Commission on April 29, 2002

                   U. S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                        POST-EFFECTIVE AMENDMENT NO. 17
                                                     --
                                      to
                                   FORM S-6

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                   OF 1933 OF SECURITIES OF UNIT INVESTMENT
                       TRUSTS REGISTERED ON FORM N-8B-2

                    UNITED INVESTORS LIFE VARIABLE ACCOUNT
                             (Exact Name of Trust)

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                              (Name of Depositor)

                            2001 Third Avenue South
                           Birmingham, Alabama 35233
                    (Address of Principal Executive Office)

                             _____________________

                          John H. Livingston, Esquire
                    United Investors Life Insurance Company
                            2001 Third Avenue South
                           Birmingham, Alabama 35233
              (Name and Address of Agent for Service of Process)

                                   Copy to:
                         Frederick R. Bellamy, Esquire
                        Sutherland Asbill & Brennan LLP
                        1275 Pennsylvania Avenue, N.W.
                          Washington, D.C. 20004-2415

                       ________________________________


It is proposed that this filing will become effective (check appropriate box):

     [_]  immediately upon filing pursuant to paragraph (b) of Rule 485
     [x]  on May 1, 2002 pursuant to paragraph (b) of Rule 485
     [_]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
     [_]  on ______________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
     [_] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Title of securities being registered: Variable Life Insurance Policies

                                   Prospectus
                                  May 1, 2002

   Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the Advantage ISM variable life insurance policy, which is issued by:

United Investors Life Insurance Company
2001 Third Avenue South
Birmingham, Alabama 35233
Telephone: (800) 999-0317

   The SEC maintains an Internet website (http://www.sec.gov) that contains material incorporated by reference into this prospectus and other information.

   Variable life insurance policies involve certain risks, and you may lose some or all of your investment.
.. We do not guarantee how any of the investment divisions will perform.
.. The policy is not a deposit or obligation of any bank, and no bank endorses or guarantees the policy.
.. Neither the U.S. Government nor any Federal agency insures your investment in the policy.

                                 ADVANTAGE ISM
                            VARIABLE LIFE INSURANCE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
   issued by
United Investors Life Insurance Company
   through
United Investors Life Variable Account

   The policy offers a choice of 11 investment divisions of United Investors Life Variable Account. Each variable investment division invests in one of the following portfolios of W&R Target Funds, Inc.:

   . Asset Strategy Portfolio
   . Balanced Portfolio
   . Bond Portfolio
   . Core Equity Portfolio
   . Growth Portfolio
   . High Income Portfolio
   . International Portfolio
   . Limited-Term Bond Portfolio
   . Money Market Portfolio
   . Science and Technology Portfolio
   . Small Cap Portfolio

   The prospectus for W&R Target Funds, Inc. is attached; it describes these portfolios.

There is no guaranteed or minimum policy value; the policy value will fluctuate with investment performance of the variable investment divisions. If the loan balance exceeds the policy value less surrender charges, or if the surrender value becomes insufficient to cover the annual deduction of charges under the policy, the policy may terminate without value.

Generally, the policy will be a modified endowment contract for Federal income tax purposes. Therefore, all policy loans, surrenders, and maturity benefits are treated first as distributions of taxable income and then as a return of the basis or investment in the policy. In addition, prior to your reaching actual age 59 1/2, these distributions generally would be subject to a 10% penalty tax.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                U-1003, Ed. 5-02

Table of Contents
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--------------------------------------------------------------------------------
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
Summary.....................................................................   1
  The Policy................................................................   1
  Payment of Premiums.......................................................   1
  Funding Choices...........................................................   1
  Charges and Deductions....................................................   1
  Taxes.....................................................................   3
  Cash Benefits.............................................................   3
  Death Benefit.............................................................   3
  Termination...............................................................   3
  Other Information.........................................................   3
  Inquiries.................................................................   4

United Investors Life Variable Account......................................   5
  W&R Target Funds, Inc. ...................................................   5

The Policy..................................................................   7
  Applying for a Policy.....................................................   7
  State Variations..........................................................   7
  "Free Look" Right to Cancel the Policy....................................   7
  Premiums..................................................................   8
  Transfers.................................................................   9
  Dollar-Cost Averaging.....................................................   9
  Surrender of the Policy...................................................  10
  Policy Loans..............................................................  10
  Requesting Payments.......................................................  11
  Reports to Owners.........................................................  12
  Other Policy Provisions...................................................  12
  Assignment and Change of Owner............................................  14

Charges and Deductions......................................................  14
  Deductions from Premiums..................................................  14
  Annual Deduction..........................................................  14
  Mortality and Expense Risk Charge.........................................  15
  Federal Taxes.............................................................  15
  Surrender Charge..........................................................  15
  Fund Expenses.............................................................  16
  Reduction in Charges for Certain Groups...................................  16

Policy Values...............................................................  16
  Policy Value..............................................................  16
  Variable Account Value....................................................  16

Death Benefits..............................................................  18
  Amount of Death Benefit Payable...........................................  18
  Changing the Minimum Death Benefit........................................  19
  Beneficiary...............................................................  19

Tax Considerations..........................................................  19
  Introduction..............................................................  19
  Tax Status of the Policy..................................................  19
  Tax Treatment of Policy Benefits..........................................  20

  Taxation of United Investors..............................................  22
  Employment-Related Benefit Plans..........................................  22

Other Information...........................................................  23
  United Investors Life Insurance Company...................................  23
  Sale of the Policies......................................................  23
  Changing the Variable Account.............................................  23
  Voting of Portfolio Shares................................................  24
  Addition, Deletion, or Substitution of Investments........................  24
  Other Information.........................................................  25
  Litigation................................................................  25
  Legal Matters.............................................................  25
  Experts...................................................................  25
  Financial Statements......................................................  25

Appendix A: Death Benefit Factors...........................................  26
Appendix B: Hypothetical Illustrations......................................  27
Appendix C: Directors and Officers of United Investors......................  31
Appendix D: Glossary........................................................  33
Appendix E: Financial Statements............................................ F-1




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The primary purpose of this policy is to provide insurance protection. No claim is made that the policy is in any way similar or comparable to an investment in a mutual fund.

Buying this policy might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable life insurance policy.

Summary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   This is a summary of some of the more important points that you should know about the benefits of the Advantage I variable life insurance policy, as well as the costs and risks involved. The policy is no longer being actively marketed, but if you already own one you can continue to make premium payments and exercise all of your other rights under your policy. Certain terms and phrases used in this prospectus are explained in Appendix D.

The Policy

   The Advantage I variable life insurance policy is an individual flexible premium variable life insurance policy issued by United Investors Life Insurance Company. Among other things, the policy:

(a) provides insurance protection on the life of the insured until the policy's maturity date.

(b) allows you to change the minimum death benefit payable under the policy.

(c) provides the opportunity for policy value build-up on a tax-deferred basis, depending on investment performance of the underlying mutual fund portfolios. However, there is no guaranteed policy value and you bear the risk of poor investment performance.

(d) permits you to surrender the policy completely or to borrow against the policy value. Loans will affect the policy value and may affect the death benefit and termination of the policy. Generally, surrenders and loans will both be treated as taxable distributions.

   In addition to providing life insurance, the policy provides a means of investing for your retirement or other long-term purposes. Tax deferral allows the entire amount you have invested (net of charges) to remain in the policy where it can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

Payment of Premiums

   You can purchase the policy with a single premium payment of at least $5,000. However, extra premiums may be required to prevent policy termination under certain circumstances. Within limits, you can pay additional premiums after the first policy year.

Funding Choices

   You may divide your Advantage I policy value among eleven portfolios of W&R Target Funds, Inc. There is no guaranteed or minimum policy value. Instead, your policy value will go up or down with the performance of the particular W&R Target Funds, Inc. portfolios you select (and the deduction of charges). You will lose money if the investment performance of the portfolios you select is negative or just not sufficiently positive to cover the charges under the policy.

   The eleven portfolios of W&R Target Funds, Inc. currently available are:

  . Asset Strategy Portfolio
  . Balanced Portfolio
  . Bond Portfolio
  . Core Equity Portfolio
  . Growth Portfolio
  . High Income Portfolio
  . International Portfolio
  . Limited-Term Bond Portfolio
  . Money Market Portfolio
  . Science and Technology Portfolio
  . Small Cap Portfolio

Charges and Deductions

   We do not deduct any charges from your initial premium--we credit the entire amount to your policy value. However, there are charges totaling 12% of your initial premium, deducted in ten annual installments. Specifically, on each of the first ten policy anniversaries, we deduct 1.20% of the initial premium payment. This charge consists of:

(a) 0.85% for sales expenses;

(b) 0.10% for underwriting and issue expenses; and

(c) 0.25% for premium taxes.

   We deduct a 6% sales load and a 2.5% premium tax charge from any additional premium payments after the initial premium payment (except for grace period premiums).

   On every policy anniversary (including the first ten), we deduct:

(a) a mortality charge for the cost of insurance (determined by the insured's attained age, sex, and risk classification); and

(b) a $50 charge for certain administrative expenses.

   Each day, we deduct a charge from the assets in the variable investment divisions for certain mortality and expense risks we bear under the policy. This charge is at an effective annual rate of 0.60% of those assets. We guarantee not to increase this mortality and expense risk charge.

   In addition, investment management fees, 12b-1 fees, and other expenses are deducted from each portfolio of W&R Target Funds, Inc. See the table below for a summary of these portfolio expenses.

                  W&R Target Funds, Inc. Annual Expenses(/1/)
                        (% of average daily net assets)

                                                               Total
                          Management   12b-1       Other     Portfolio
         Portfolio           Fee     Fees(/2/) Expenses(/3/) Expenses
            ----------------------------------------------------------
         Asset Strategy      0.70%     0.25%       0.08%       1.03%
            ----------------------------------------------------------
         Balanced            0.70%     0.25%       0.05%       1.00%
            ----------------------------------------------------------
         Bond                0.53%     0.25%       0.05%       0.83%
            ----------------------------------------------------------
         Core Equity         0.70%     0.25%       0.03%       0.98%
            ----------------------------------------------------------
         Growth              0.69%     0.25%       0.03%       0.97%
            ----------------------------------------------------------
         High Income         0.62%     0.25%       0.06%       0.93%
            ----------------------------------------------------------
         International       0.85%     0.25%       0.15%       1.25%
            ----------------------------------------------------------
         Limited-Term
          Bond(/4/)          0.00%     0.25%       0.13%       0.38%
            ----------------------------------------------------------
         Money Market        0.40%     0.25%       0.08%       0.73%
            ----------------------------------------------------------
         Science and
          Technology         0.85%     0.25%       0.05%       1.15%
            ----------------------------------------------------------
         Small Cap           0.85%     0.25%       0.04%       1.14%

(/1/) These expenses are deducted directly from the assets of the W&R Target Funds, Inc. portfolios and therefore reduce their net asset value. Waddell & Reed Investment Management Company, the investment adviser of W&R Target Funds, Inc., supplied the above information, and we have not independently verified it. See the W&R Target Funds, Inc. prospectus for more complete information.

(/2/) Each portfolio pays a service fee to Waddell & Reed, Inc. (the underwriter of W&R Target Funds, Inc.) of no more than 0.25% of the portfolio's average annual net assets. The fee compensates Waddell & Reed, Inc. for arranging to provide personal services to policy owners. Waddell & Reed, Inc. represents that this is a Service Plan as permitted by Rule 12b-1 under the Investment Company Act of 1940.

(/3/) Other Expenses are those incurred for the year ended December 31, 2001.

(/4/) The Fund's investment manager is waiving all of its Management Fee. Absent the waiver, the 2001 expenses of the Limited-Term Bond portfolio would have been 0.88%.

   Actual expenses of W&R Target Funds, Inc. may be greater or less than those shown.

   If you surrender the policy during the first eight policy years, we deduct a surrender charge from the policy value. The surrender charge rate is 8% of the initial premium for a surrender occurring in the first policy year. The surrender charge rate decreases by 1% per year.

Taxes

   We intend for the policy to satisfy the definition of a life insurance contract under the Internal Revenue Code. (See "Tax Status of the Policy.") The death benefit paid under a life insurance contract generally should be excludable from the gross income of the recipient. Similarly, you should not be deemed to be in constructive receipt of the policy value, and therefore should not be taxed on increases in the policy value until you take out a loan, surrender the policy, or we pay the maturity benefit. There is less guidance, and therefore more risk, with respect to policies issued on a substandard basis.

   The policies generally will be modified endowment contracts. Modified endowment contracts generally receive less favorable tax treatment than other life insurance policies. See "Tax Considerations" for a discussion of when distributions could be subject to Federal income tax or penalty tax.

Cash Benefits

   Your policy value is the sum of the amounts allocated to the variable investment divisions (variable account value) plus any loan balance. The policy value may be substantially less than the premiums paid.

   Policy Loans. After the first policy year, you may take loans in aggregate amounts of up to 90% of the policy value, less surrender charges and loan interest to the next policy anniversary. Policy loans reduce the amount available for allocations and transfers and may have tax consequences.

   Surrender. You may surrender the policy at any time for its surrender value. The surrender value is the policy value less any loan balance and any applicable surrender charges. Only full surrenders are allowed; partial surrenders are not permitted. Surrenders may have tax consequences.

Death Benefit

   So long as the policy remains in force, the death benefit payable will be the greater of:

(a) the policy's minimum death benefit; or

(b) a multiple of the policy value (ranging between 2 1/2 times and one times the policy value).

   The death benefit therefore may, like the policy value, increase or decrease to reflect the performance of the variable investment divisions (to which your policy value is allocated). Subject to certain limits, you may change the policy's minimum death benefit. Changing the policy's minimum death benefit may have tax consequences.

   Any outstanding loan balance reduces the death benefit proceeds.

Termination

   There is no minimum guaranteed policy value. The policy value may decrease if the investment performance of the variable investment divisions (to which policy value is allocated) is not sufficient to cover the charges deducted under the policy.

   If a policy's loan balance exceeds its policy value less surrender charges, or if its surrender value becomes insufficient to cover the annual deduction when due, then the policy will terminate without value after a grace period.

Other Information

   Free Look: For ten days after you receive the policy, you may cancel the policy and receive a full refund of the premium that was paid (or the amount required by your state, if greater). During this period, the entire policy value is held in the money market investment division.

   Transfers: Within certain limits, you may transfer all or part of your policy value among the variable investment divisions up to 12 times in a policy year.

   Dollar-Cost Averaging: Before the maturity date, you may have automatic monthly transfers of a predetermined dollar amount made from the money market investment division to other variable investment divisions. Certain minimums and other restrictions apply.

   Illustrations: Sample projections of hypothetical death benefits and policy values are in Appendix B to this prospectus. These projections may help you:

(a) understand (i) the long-term effects of different levels of investment performance and (ii) the charges and deductions under the policy; and

(b) compare the policy to other life insurance policies.

   The projections also show the value of the initial premium accumulated with interest and demonstrate that the policy value may be low (compared to the premium plus accumulated interest) if the policy is surrendered in the early policy years. Therefore, the policy should not be purchased as a short-term investment.

   Tax-Free "Section 1035" Exchanges: You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, there will be a new surrender charge period for this policy, other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise).

   Financial Information: Our financial statements, and financial statements for the variable investment divisions, are in Appendix E to this prospectus.

   State Variations: Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. Contact our home office for additional information that may be applicable to your state.

Inquiries

   If you have questions about your policy or need to make changes, contact your financial representative who sold you the policy, or contact us at our home office:

United Investors Life Insurance Company
Variable Products Division
P. O. Box 156
Birmingham, Alabama 35201-0156
Telephone: (800) 999-0317

--------------------------------------------------------------------------------

   The policy is not available in all states. This prospectus does not offer the policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

   NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the W&R Target Funds, Inc. prospectus carefully before investing.

United Investors Life Variable Account
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The variable investment divisions are "sub-accounts" or divisions of the United Investors Life Variable Account (the "Variable Account"). We established the Variable Account as a segregated asset account on January 5, 1987. The Variable Account will receive and invest the premiums allocated to the variable investment divisions. Our Variable Account is currently divided into eleven investment divisions. Each division invests exclusively in shares of a single portfolio of W&R Target Funds, Inc. Income, gains and losses arising from the assets of each investment division are credited to or charged against that division without regard to income, gains or losses from any other investment division of the Variable Account or arising out of any other business we may conduct.

   The assets in the Variable Account are our property. However, the assets allocated to the variable investment divisions under the policy are not chargeable with liabilities arising out of any other business that we may conduct. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). It meets the definition of a "separate account" under the Federal securities law. However, the SEC does not supervise the management or investment practices or policies of the Variable Account or us.

W&R Target Funds, Inc.

   The Variable Account invests in shares of W&R Target Funds, Inc., a mutual fund with the following investment portfolios available to the Variable
Account:

   1. Asset Strategy Portfolio;

   2. Balanced Portfolio;

   3. Bond Portfolio;

   4. Core Equity Portfolio;

   5. Growth Portfolio;

   6. High Income Portfolio;

   7. International Portfolio;

   8. Limited-Term Bond Portfolio;

   9. Money Market Portfolio;

  10. Science and Technology Portfolio; and

  11. Small Cap Portfolio.

The assets of each portfolio of W&R Target Funds, Inc. are separate from the assets of the other portfolios. Thus, each portfolio operates separately, and the income, gains, or losses of one portfolio have no effect on the investment performance of any other portfolio.

   The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objectives. More detailed information, including a description of risks, is in the W&R Target Funds, Inc. prospectus, which accompanies this prospectus.

  Portfolio               Investment Objectives and Certain Policies
---------------------------------------------------------------------------------------------
  Asset Strategy          The Asset Strategy Portfolio seeks high total return over the long term. It seeks to achieve its goal by allocating its assets among stocks, bonds short-term instruments.
---------------------------------------------------------------------------------------------
  Balanced                The Balanced Portfolio seeks as a primary goal, current income, with a secondary goal of long-term appreciation of capital. It invests primarily in a mix of stocks, debt securities and short-
                          term instruments, depending on market conditions.
---------------------------------------------------------------------------------------------
  Bond                    The Bond Portfolio seeks a reasonable return with emphasis on preservation of capital. It seeks to achieve its goal by investing primarily in domestic debt securities, usually of investment grade.
---------------------------------------------------------------------------------------------
  Core Equity             The Core Equity Portfolio seeks capital growth and income. It invests primarily in common stocks of large U.S. and foreign companies that have the potential for capital appreciation or are expected to resist market decline.
---------------------------------------------------------------------------------------------
  Growth                  The Growth Portfolio seeks capital growth, with a secondary goal of current income. It seeks to achieve its goals by investing primarily in common stocks of U.S. and foreign companies with market capitalization of at least $1 billion representing faster growing sectors of the economy, such as the technology, health care and consumer-oriented sectors.
---------------------------------------------------------------------------------------------
  High Income             The High Income Portfolio seeks as a primary goal a high level of current income with a secondary goal of capital growth. It seeks to achieve its goals by investing primarily in high-yield, high-risk, fixed-income securities of U.S. and foreign issuers, the risks of which are consistent with the Portfolio's goals.
---------------------------------------------------------------------------------------------
  International           The International Portfolio seeks as a primary goal, long-term appreciation of capital, with a secondary goal of current income.
                          It seeks to achieve its goals by investing primarily in common stocks of foreign companies that may have the potential for long-
                          term growth.
---------------------------------------------------------------------------------------------
  Limited-Term Bond       The Limited-Term Bond Portfolio seeks a high level of current income consistent with preservation of capital. It seeks to achieve its goal by investing primarily in investment-grade debt securities of U.S. issuers, including U.S. Government securities.
---------------------------------------------------------------------------------------------
  Money Market            The Money Market Portfolio seeks current income consistent with stability of principal. It seeks to achieve its goal by investing in U.S. dollar-denominated, high quality money market obligations and instruments.
---------------------------------------------------------------------------------------------
  Science and Technology  The Science and Technology Portfolio seeks long-term capital growth. It seeks to achieve its goal by concentrating its
                          investments primarily in the equity securities of U.S. and foreign companies whose products, processes or services are being or are expected to be significantly benefited by the use or application of scientific or technological discoveries or developments.

  Portfolio   Investment Objectives and Certain Policies
---------------------------------------------------------------------------------
  Small Cap   The Small Cap Portfolio seeks capital growth. It seeks to achieve its goal by investing primarily in common stocks of relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or in emerging industries where the opportunity for rapid growth is above average.


   W&R Target Funds, Inc. is designed to provide an investment vehicle for variable annuity and variable life insurance contracts issued by various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the W&R Target Funds, Inc. prospectus.

   These mutual fund portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment advisor. Nevertheless, the investment performance and results of the portfolios available under the policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment advisor and the same investment objectives and policies, and a very similar name.

The Policy
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Applying for a Policy

   To purchase a policy, you must complete an application, submit it to our home office (at the address listed on page 4 of this prospectus), and pay an initial premium of at least $5,000. (See "Premiums" below.) The initial premium must be paid prior to the policy's effective date. (We will only accept a premium that complies with our underwriting rules.) Coverage becomes effective as of the policy's effective date. If the proposed insured dies before the policy's effective date, our sole obligation will be to return the premium paid plus any interest earned on it.

   There may be delays in our receipt of applications that are outside of our control because of the failure of the financial representative who sold you the policy to forward the application to us promptly, or because of delays in determining that the policy is suitable for you. Any such delays will affect when your policy can be issued and when your premium payment is allocated among the variable investment divisions.

   Generally, we will issue a policy covering an insured up to attained age 75 (on the policy's effective date) if evidence of insurability satisfies our underwriting rules. Evidence of insurability may include, among other things, a medical examination of the insured. We may, in our sole discretion, issue a policy covering an insured over age 75. We reserve the right not to accept an application for any lawful reason.

State Variations

   Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. Contact our home office for additional information that may be applicable to your state.

"Free Look" Right to Cancel the Policy

   During the "free look" period, you may cancel your policy and receive a refund of the premium that was paid (or the amount required by your state, if greater). The "free look" period expires 10 days after you receive your policy. In order to cancel the policy, you must return it by mail or other delivery before the end of the "free look" period to our home office or to the agent who sold it to you.

Premiums

   The minimum initial premium required to purchase a policy is $5,000. The minimum death benefit payable under the policy depends on the amount of the initial premium paid (plus any additional premiums paid, as discussed below) and the issue age, sex, and risk class of the proposed insured.

   Although you can purchase the policy with a single premium, you may pay additional premiums (within certain limits) after the first policy year. Only one additional premium (not counting grace period premiums, discussed below) may be paid in any policy year. Each additional premium that does not require an increase in the minimum death benefit must be at least $500. Each additional premium that does require an increase in the minimum death benefit must be at least $5,000 and is subject to certain conditions. (See "Changing the Minimum Death Benefit.")

   Aside from any additional premium you may pay voluntarily, additional premiums may be required to keep the policy in force. (See "Grace Period and Termination.") Total premiums paid in a policy year may not exceed guideline premium limitations for life insurance set forth in the Internal Revenue Code. We reserve the right to reject any premium that would result in the policy being disqualified as life insurance under the Code and will refund any rejected premium. (See "Tax Considerations.")

   Allocation of Premiums. In the application for the policy, you specify (in whole percentages, from 0% to 100%) how you want the initial premium allocated among the investment divisions of the Variable Account.

   Between the date that we receive the initial premium and the policy's effective date, the initial premium is held in our general account and is credited with interest as if it had been invested in the money market investment division of the Variable Account. From the policy's effective date to the seventeenth day after the policy's effective date or the first business day thereafter, the initial premium plus any accrued interest will be allocated to the money market investment division. At the end of this period, your policy value will be transferred to other investment divisions of the Variable Account in accordance with the allocation instructions in your application. The seventeen-day period includes the 10-day "Free Look" period, plus 7 days for processing and policy delivery.

   Additional premiums not requiring our approval will be allocated in accordance with your instructions on the date of receipt. If our approval is required, the additional premium will be held in our general account and credited with interest as if it had been invested in the money market investment division until the date of approval. Then we will invest the additional premium (and interest credited) in accordance with your written instructions. If no instructions are given, then the additional premium will be invested in the same proportions that the value of each variable investment division bears to your existing variable account value.

   Your policy value will vary with the investment performance of the variable investment divisions you select, and you bear the entire investment risk for the amounts allocated to the Variable Account. In addition to affecting the policy value, investment performance may also affect the death benefit payable under the policy. You should periodically review your allocation of policy value in light of all relevant factors, including market conditions and your overall financial planning requirements.

   Grace Period and Termination. A policy will terminate on the earliest of:

  (a) the date the policy is surrendered;

  (b) the end of the grace period;

  (c) the date of death of the insured; or

  (d) the policy's maturity date.

   If the loan balance exceeds the policy value less surrender charges, or if the surrender value is insufficient to cover the annual deduction, then the policy will terminate without value unless, during a grace period of 61 days--from the date notice is mailed to you--you pay a grace period premium sufficient to keep the policy in force. The grace period premium will not exceed the amount by which the loan balance exceeds the policy value less surrender charges, plus any accrued and unpaid annual deduction as of the date of the notice. Payment of the grace period premium will be sufficient to keep the policy in force until the next policy anniversary, regardless of investment performance. If the grace period premium is not paid before the expiration of the grace period, the policy will terminate without value. If the insured dies during the grace period, then any loan balance or overdue annual deduction will be deducted from the death benefit to determine the proceeds payable. See "Other Policy Provisions" for information on reinstating a policy.

Transfers

   You may transfer all or part of your policy value from one variable investment division to one or more of the other variable investment divisions up to 12 times in a policy year. There is no charge for making transfers. The minimum amount that may be transferred out of a variable investment division is $1,000 or, if less, your variable account value in that variable investment division. Transfers are not allowed during the "free look" period.

   Transferring the value of one variable investment division into two or more variable investment divisions counts as one transfer request. However, transferring the values of two variable investment divisions into one variable investment division counts as two transfer requests.

   Transfer requests may be made by satisfactory written or telephone request (if we have your written authorization for telephone requests on file). A transfer will take effect on the date we receive the request if it is received by 4:00 p.m. Eastern time; otherwise it will take effect on the following business day. We may, however, defer transfers under the same conditions that we may delay paying proceeds. (See "Requesting Payments.") We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

   If we allow telephone requests, we will employ reasonable procedures to determine that telephone transactions are genuine. These procedures may include requiring callers to identify themselves and the policy owner or others (e.g., beneficiary) by name, social security number, date of birth, or other identifying information. Telephone requests may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing. There are risks associated with telephone transactions that don't occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine. We may record telephone requests.

   The policies are first and foremost life insurance policies, designed primarily for death benefit protection and perhaps also for retirement or other long-term financial planning, and are not designed for or appropriate for market timers or other persons that use programmed, large, or frequent transfers. The use of such transfers can be disruptive to an underlying portfolio and harmful to other policy owners invested in the portfolio. We therefore reserve the right to reject any transfer request (or premium payment) from any person if, in our judgment, an underlying portfolio or other policy owners would potentially be adversely affected or if an underlying portfolio objects to or would reject our transaction order. We may impose severe restrictions on transfers or even prohibit them for particular policy owners who, in our view, have abused or appear likely to abuse the transfer privilege.

Dollar-Cost Averaging

   The dollar-cost averaging program permits you to systematically transfer a set dollar amount from the money market investment division to up to four of the other variable investment divisions on a monthly basis prior to the policy's maturity date. Automatic transfers will be made on the day of the month selected in your application if a business day, or on the first business day thereafter. The minimum automatic transfer amount is $100. If the transfer is to be made to more than one variable investment division, a minimum of $25 must be transferred to each variable investment division selected. The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

   You may elect to participate in the dollar-cost averaging program at any time by sending us a written request. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the money market investment division under your policy is depleted, or until you cancel your participation in the program by written request or by telephone. There is no additional charge for dollar-cost averaging. A transfer under this program is not counted as a transfer for purposes of the 12-transfer limit discussed above. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason.

Surrender of the Policy

   You may surrender your policy for its surrender value by sending a written request to our home office. Only full surrenders are allowed; partial surrenders are not permitted. Surrenders will ordinarily be paid within seven days after we receive your written request. (See "Delay or Suspension of Payments.")

   Upon surrender of your policy, we will pay you the surrender value. The surrender value is:

  (a) the policy value; minus

  (b) any loan balance; minus

  (c) the surrender charge, if any (during the first eight policy years).

   Coverage under the policy will terminate as of the date we receive your written request for surrender. Surrenders may be taxable transactions. (See "Tax Considerations.")

Policy Loans

   A loan taken from, or secured by, a policy may have Federal income tax consequences. (See "Tax Considerations.")

   After the first policy year, you may borrow against your policy in an amount up to the loan value. The loan value is 90% of the policy value, less surrender charges and interest to the next policy anniversary. You may borrow in one or more separate loans any amount up to the difference between the loan value and any existing loan balance. We charge an effective annual interest rate of 6% on all loans. We include interest until the next policy anniversary in determining the maximum loan value. The loan balance equals the total of all outstanding policy loans and accrued interest on these loans. The loan value of the policy is the sole security for the loan. The minimum loan amount is $200. If you request more than four loans in any one policy year, we deduct a $25 transaction charge for each additional loan.

   We will transfer an amount equal to each policy loan from the variable investment divisions to our general account as security for the loan balance. We will allocate the amount to be transferred in the same proportion that the value of each variable investment division bears to your variable account value, unless you specify the variable investment divisions from which the loan is to be made. We will credit the amounts transferred to our general account (equal to the loan balance) with interest earnings at an effective annual rate of 4.0%. Currently, an additional 2.0% (for a total of 6.0%) is credited on loaned amounts that do not exceed the policy value less the total premiums paid, excluding grace period premiums. We may change this additional interest rate in the future. Your variable account value is reduced by the amount transferred to our general account (to secure the loan balance), including loan interest charges that become part of the loan because they are not paid when due.

   Loan interest is charged daily and is due on each policy anniversary (or when the loan is paid back). If loan interest is not paid when due, it will be added to the principal of the loan and interest shall be charged thereon. In this case, the unpaid interest will be taken from the variable investment divisions in the same proportion that the value of each variable investment division bears to your variable account value.

   If the loan balance exceeds the policy value less surrender charges, the policy will terminate without value unless premium payments sufficient to keep the policy in force are made by the end of the grace period. (See "Grace Period and Termination.")

   Effect of Policy Loan. A policy loan will affect your policy in several ways.

   First, a policy loan will permanently affect the policy value, even if the loan is repaid. The effect could be favorable or unfavorable depending on whether the investment return of the variable investment divisions selected by you is less than or greater than the net interest rate credited to the amount transferred to the general account securing the loan (currently 0% or -2%). In comparison to a policy under which no loan is outstanding, the policy value will be lower if the net interest rate credited to the amount in the general account securing a loan is less than the investment return of the variable investment divisions and greater if the general account net interest rate is higher than the investment return of the variable investment divisions.

   Second, if the death benefit becomes payable while a policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

   Third, your policy will terminate if the loan balance exceeds the policy value less surrender charges. The policy may terminate unless you pay a sufficient additional premium to avoid termination during a 61-day grace period.

   Loans under modified endowment contracts are treated as distributions for tax purposes. Loans under policies that are not modified endowment contracts are generally not treated as distributions (see the "Tax Considerations" section of this prospectus).

   Repayment of the Loan Balance. You may repay all or part of the loan balance at any time while the insured is alive and the policy is in force. Repayments must be in amounts of at least $200 or the outstanding loan balance if less. Amounts we receive while a loan is outstanding will be considered a loan repayment unless you instruct otherwise.

   Upon repayment of the loan balance, the portion of the repayment allocated to each variable investment division will be transferred from our general account and increase your variable account value in that variable investment division. The repayment will be allocated among the variable investment divisions in the same proportion that the value of each variable investment division bears to the variable account value, unless you instruct us otherwise. We will allocate the repayment of the loan balance to the variable investment divisions when the repayment is received.

   Postponement of a Loan. We will usually pay loan proceeds within seven days after we receive your written request. However, loans may be deferred under certain circumstances. (See "Delay or Suspension of Payments.")

Requesting Payments

   Written requests for payment must be sent to our home office. We will ordinarily pay any death benefit, loan amount, or surrender value within seven days after we receive all the documents required for such a payment. Other than the death benefit, which is determined as of the date of the insured's death, the amount of any payment will be determined as of the date our home office receives all required documents.

   Telephone requests may be allowed by us in certain circumstances.

   Delay or Suspension of Payments. We may delay making a payment of any amount from the variable investment divisions or processing a transfer request if:

  (a) the disposal or valuation of the Variable Account's assets is not reasonably practicable because

    (i) the New York Stock Exchange is closed for other than a regular holiday or weekend,

    (ii) trading is restricted by the SEC, or

    (iii) the SEC declares that an emergency exists; or

  (b) the SEC by order permits postponement of payment to protect our policy owners.

   We also may defer making payments attributable to a premium check that has not cleared your bank.

   The policy offers a wide variety of optional ways of receiving proceeds payable under the policy other than in a lump sum. An authorized United Investors agent can explain these options to you. None of these options varies with the investment performance of a variable investment division because they are all forms of fixed-benefit annuities.

   Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or "freeze' your policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option. If a policy is frozen, the policy value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate federal regulator.

Reports to Owners

   At least once a year, you will be sent a report showing information about your policy for the period covered by the report. You will also receive an annual and a semi-annual report for each portfolio underlying a variable investment division to which you have allocated net premiums or transferred policy value, as required by the 1940 Act. In addition you will receive a written confirmation of each transaction when you pay premiums, make transfers, or take out a policy loan.

Other Policy Provisions

   The policy contains provisions addressing the following matters:

   Dividends. The policy is non-participating. This means that no dividends will be paid on the policy. The policy will not share in our profits or surplus earnings.

   Incontestability. After the policy has been in force during the insured's lifetime for a period of two years from the policy's effective date, the policy limits our right to contest the policy as issued, except for material misstatements contained in any application. This also applies to reinstatements and increases in the insurance amount, once two years have elapsed since the reinstatement date or effective date of the increase.

   Suicide Exclusion. The policy limits the death benefit if the insured dies by suicide (while sane or insane) within two years after the policy's effective date. In this instance, our liability will be limited to the total premiums paid less any loan balance.

   If the insured dies by suicide (while sane or insane) within two years after the effective date of any increase in insurance requiring evidence of good health, the proceeds payable under the policy shall be:

  (a) reduced by the excess, if any, of the net amount at risk (death benefit minus policy value) on the date of the death over the net amount at risk immediately before the effect date of increase; and

  (b) increased by the cost of insurance changes deducted from policy value for this excess.

   Reinstatement. If the grace period has expired, you may reinstate the policy by:

  (a) submitting a written request at any time within three years after the end of the grace period and before the policy's maturity date;

  (b) providing us with satisfactory evidence of insurability;

  (c) paying an additional premium sufficient to cover all previous annual deductions that were due and unpaid; and

  (d) repaying or reinstating any loan balance which existed on the policy at the end of the grace period.

   If we approve the reinstatement, then:

  (a) the effective date of reinstatement will be the date of your written request or the date the required additional premium is paid, if later;

  (b) the death benefit will be reset to its level at the end of the grace period; and

  (c) we will resume making charges and deductions from policy value as of the date of reinstatement.

   (See the policy form for additional information.)

   Misstatement of Age or Sex. The death benefit and any other amount paid will be adjusted if the insured's age or sex has been misstated. The benefits paid will reflect the correct age and sex.

   Right to Exchange for Fixed Life Insurance. Once during the first two policy years, you have the right to exchange the policy for a single premium life insurance policy that provides for benefits that do not vary with the investment return of the variable investment divisions. We will not require evidence of insurability. We will require that:

  (a) this original policy be in force;

  (b) you file a written request; and

  (c) you repay any existing loan balance.

   The new policy will have the same initial death benefit, effective date and issue age as the original policy. The premium for the new policy will be based on our rates in effect on its effective date for the same class of risk as under the original policy. Upon request, we will inform you of the single premium for the new policy, and any extra sum required or allowance to be made for a premium or cash value adjustment that takes appropriate account of the premium and values under both the original policy and the new policy. If required, a detailed statement of the method of computing such an adjustment has been filed with the insurance regulator of the states where the policies are delivered.

   Entire Contract. The entire contract is made up of the policy, any riders, and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. We can use only the statements made in the written application to defend a claim or void the policy.

   Other Changes. We may make changes in the policy at any time if we believe the changes are:

  (a) necessary to assure compliance at all times with the definition of life insurance in the Internal Revenue Code;

  (b) necessary to make the policy, our operations, or the operation of the Variable Account conform with any law or regulation issued by any government agency to which they are subject;

  (c) necessary to reflect a change in the operation of the Variable Account, if allowed by the policy; or

  (d) necessary or appropriate to conform the policy to, or give you the benefit of, any Federal or state statute, rule, or regulation.

   Only an executive officer of United Investors has the right to change the policy. No agent has the authority to change the policy or waive any of its terms. All endorsements, amendments, or riders must be signed by one of our executive officers to be valid.

Assignment and Change of Owner

   You may assign the policy subject to its terms. We will not be responsible for the validity or effect of any assignment, and no assignment will be binding upon us until we receive a written copy of it at our home office. Because an assignment may be a taxable event, you should consult a qualified tax advisor before making an assignment. (See "Tax Considerations" below.)

   Unless you inform us otherwise in writing, you may change the policy owner while the insured is alive and the policy is in force. The change will take effect the date you sign the request, but the change will not affect any payments we make or other action we have taken before we receive the request. Because a change of policy owner may have tax consequences, you should consult a qualified tax advisor before changing the owner. (See "Tax Considerations.") A change of policy owner does not change the beneficiary designation. (See "Beneficiary.")

   Any such assignment or change of owner must be in a written form acceptable to us. (We may require you to send us your policy before making the change.)

Charges and Deductions
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Deductions from Premiums

   We do not impose any charge or deduction against the initial premium prior to its allocation to the Variable Account. However, we do deduct a sales load of 6.0%, and a premium tax charge of 2.5%, of any additional premiums (excluding grace period premiums) prior to their allocation to the Variable Account.

Annual Deduction

   On each policy anniversary, we deduct several charges to compensate us for certain costs and expenses. We make the deductions pro rata from each of the variable investment divisions to which your variable account value is allocated. This is called the "annual deduction."

   Deductions on Each of the First Ten Policy Anniversaries. On each of your first ten policy anniversaries, we deduct a charge equal to 1.20% of the initial premium. This charge consists of 0.85% for sales expenses, 0.10% for underwriting and issue expenses, and 0.25% for premium taxes. Each of these charges is discussed below.

  Sales Expenses                  The 0.85% charge is for certain sales and
                                  other distribution expenses incurred at the
                                  time the policies are issued, including agent
                                  sales commissions, the cost of printing
                                  prospectuses and sales literature,
                                  advertising, and other marketing and sales
                                  promotional activities.
-------------------------------------------------------------------------------
  Underwriting and Issue Expenses The 0.10% charge compensates us for initial underwriting costs and for certain expenses
                                  incurred in issuing the policy, including the
                                  cost of processing applications, conducting
                                  medical examinations, determining
                                  insurability, and establishing records.
-------------------------------------------------------------------------------
  State and Local Premium Taxes   The 0.25% charge compensates us for the
                                  average premium tax expense incurred when
                                  issuing the policy. We currently incur state
                                  premium taxes ranging from zero to 4%. In
                                  some states, localities charge additional
                                  premium taxes.

   Cost of Insurance. On each policy anniversary (including the first ten), we deduct a mortality charge to compensate us for the cost of insurance for the preceding policy year. Specifically, this charge is designed to compensate us for the anticipated cost of paying death benefits to the beneficiaries of insureds who die while the policy is in force. On the policy's effective date, the death benefit is substantially higher than the initial premium payment. As the insured grows older and if investment results have been sufficiently favorable, then the difference between the policy value and the death benefit will become smaller. Until the policy's maturity date, the death benefit will always be higher than the policy value. To enable us to pay this amount at risk, we deduct the mortality charge.

   The mortality charge is based on the policy's net amount at risk (which is the difference between the death benefit and the policy value as of the end of the policy year) and on the attained age, sex and risk class of the insured. We will determine annual cost of insurance rates based upon our expected future mortality experience. The rates are guaranteed not to exceed the maximum cost of insurance rates specified in the policy, which are contained in the 1980 Commissioners' Standard Ordinary Mortality Table, Age Nearest Birthday, or a multiple thereof for substandard classes.

   Administrative Expenses. On each policy anniversary (including the first ten), we deduct a $50 charge to compensate us for expenses we incur in administering the policy. These expenses include costs of maintaining records, processing death benefit claims, surrenders, transfers, policy loans and policy changes, providing reports to policy owners, and overhead costs. There is not necessarily a relationship between the amount of the charge imposed on a particular policy and the amount of administrative expenses that may be attributable to that policy.

Mortality and Expense Risk Charge

   We deduct a daily charge from the Variable Account at an effective annual rate of 0.60% of the average daily net assets of each variable investment division to compensate us for assuming certain mortality and expense risks under the policy. We may realize a profit from this charge and may use the profit for any purpose, including distribution expenses. We may not increase the level of this charge, which is guaranteed for the life of the policy. The mortality risk is the risk that the cost of insurance charges specified in the policy will be insufficient to meet actual claims. The expense risk is the risk that the other expense charges may be insufficient to cover the actual expenses we incur in connection with the policy.

Federal Taxes

   Currently no charge is made to the Variable Account for Federal income taxes (or the burden thereof) that may be attributable to the Variable Account. We may, however, make such a charge in the future. We may also make charges for other taxes, if any, attributable to the Variable Account. (See "Tax Considerations.")

Surrender Charge

   If you surrender the policy during the first eight policy years, then we will deduct a surrender charge as a percentage of the initial premium, as specified in the following table of surrender charges:

  Policy Year:         1st 2nd 3rd 4th 5th 6th 7th 8th 9th or greater
---------------------------------------------------------------------
  Surrender Charge %:   8%  7%  6%  5%  4%  3%  2%  1% none


   No surrender charge applies after the first eight policy years. Because the surrender charge is based on the amount of the initial premium, the dollar amount of the charge will decrease each policy year by a fixed amount regardless of the investment experience of the Variable Account.

   We will deduct the surrender charge from the proceeds payable upon surrender to partially compensate us for sales expenses incurred in connection with the policy. These expenses include agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

   The amounts we derive from the surrender charge, along with the deduction on the first ten policy anniversaries for sales expenses and the sales load deducted from additional premiums, may not be sufficient to cover the policy's distribution expenses. We may recover any deficiency from our general assets (which include amounts derived from the mortality and expense risk charge and mortality gains).

Fund Expenses

   The value of the assets of the Variable Account will reflect the investment advisory fee, 12b-1 fee, and other expenses incurred by the portfolios. For more information, see the "Summary" of this prospectus and the accompanying prospectus for W&R Target Funds, Inc.

Reduction in Charges for Certain Groups

   We may waive or reduce the charges for sales expenses (including the surrender charge) and administrative expenses, on policies that have been sold to:

  (a) our employees and sales representatives, or those of our affiliates or distributors of the policy; or

  (b) individuals or groups of individuals where the sale of the policy results in savings of administrative or commission expenses.

Policy Values
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Policy Value

   On the policy's maturity date, the proceeds payable under a policy are equal to the policy value less any loan balance. The policy may be surrendered at any time for the surrender value, which is equal to the policy value less any loan balance and less any applicable surrender charge. (See "Surrender Charge.") The policy value equals the variable account value plus the loan balance. The policy value will begin to vary immediately to reflect:

  (a) the investment performance of the variable investment divisions to which the policy value is allocated;

  (b) any loan activity; and

  (c) the charges assessed in connection with the policy.

   There is no guaranteed minimum policy value.

Variable Account Value

   Your policy's variable account value is equal to the sum of the values attributed to your policy in the investment divisions of the Variable Account. The variable account will reflect both the positive and negative investment performance of the variable investment divisions chosen by you in the policy application. The variable account value equals the policy value less any loan balance. The value of each variable investment division is calculated first on the policy's effective date and thereafter on each normal business day. On the policy's effective date, the value attributed to your policy in the variable investment divisions is equal to the amount of the initial premium plus any accrued interest from the date of the receipt of the initial premium to the policy's effective date. On any business day thereafter, the value attributed to your policy in each variable investment division equals what it was on the previous business day, multiplied by the appropriate net investment factor for the current business day increased and/or decreased by the amounts specified below.

   The value of a variable investment division increases by:

  (a) the amount of any net premium payments allocated to the variable investment division during the current business day;

  (b) the amount of any transfers from other variable investment divisions during the current business day; and

  (c) the amount of any loan repayments allocated to the variable investment division during the current business day.

   The value of a variable investment division decreases by:

  (a) the amount of any transfers to other variable investment divisions during the current business day;

  (b) the portion of any annual deduction allocated to the variable investment division during the current business day; and

  (c) the amount of any loan or loan interest transferred from the variable investment division during the current business day.

   Unit Values. When you allocate an amount to a variable investment division, either by net premium allocation, transfer of policy value or repayment of a policy loan, your policy is credited with units in that variable investment division. The number of units is determined by dividing (i) the amount allocated, transferred or repaid to the variable investment division by (ii) the variable investment division's unit value for the business day when the allocation, transfer or repayment is effected. The number of units credited to a policy will decrease when:

  (a) the allocated portion of the annual deduction is taken from the variable investment division;

  (b) a policy loan is taken from the variable investment division; or

  (c) an amount is transferred from the variable investment division.

   A variable investment division's unit value is an index we use to measure investment performance. Each variable investment division's unit value varies to reflect the investment experience of its underlying portfolio, and may increase or decrease from one business day to the next. Each variable investment division's unit value was arbitrarily set at $1.00 when the variable investment division was established. The unit value is determined on each business day by multiplying the unit value for the variable investment division on the prior business day by the variable investment division's net investment factor for the current business day.

   Net Investment Factor. The net investment factor is an index applied to measure the investment performance of a variable investment division from one business day to the next. The net investment factor may be greater or less than one, so the value of a variable investment division may increase or decrease.

   The net investment factor for any variable investment division for any business day is determined by dividing (a) by (b) and subtracting (c) from the result, where:

  (a) is:

    (1) the net asset value per share of the portfolio shares held in the variable investment division determined at the end of the current business day; plus

    (2) the per share amount of any dividend or capital gain distributions on the portfolio shares held in the variable investment division, if the "ex-dividend" date occurs during the current business day; plus or minus

    (3) a charge or credit for any taxes reserved for the current business day which we determine to have resulted from the investment operations of the variable investment division;

  (b) is:

    (1) the net asset value per share of the portfolio shares held in the variable investment division, determined at the end of the last prior business day; plus or minus

    (2) the charge or credit for any taxes reserved for the last prior business day; and

  (c) is a deduction for the current mortality and expense risk charge.

Death Benefits
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   If the insured dies while the policy is in force and prior to the policy's maturity date, we will pay the death benefit when we receive satisfactory proof at our home office of the insured's death. (See "Requesting Payments.") The death benefit will be paid to the beneficiary named in the policy.

Amount of Death Benefit Payable

   The amount of death benefit payable will never be less than the policy's minimum death benefit (reduced by any outstanding policy loans) so long as the policy remains in force. You may select from a range of initial minimum death benefits. The minimum death benefit can be an amount determined by treating the premium paid as equal to 100% of Guideline Single Premiums (as defined for Federal income tax purposes). At your option, the minimum death benefit can also be an amount not greater than 133% of that amount. (See "Grace Period and Termination.")

   The death benefit payable under the policy is the greater of:

  (a) the minimum death benefit; or

  (b) the policy value on the date of death multiplied by the applicable death benefit factor for the insured's attained age shown in Appendix A to this prospectus.

   The policy value will begin to vary on the policy's effective date to reflect the investment performance of the amounts allocated under your policy to the investment divisions of the Variable Account. There is no guarantee that the policy value will increase (it may decrease), nor is there any guarantee that the death benefit payable will increase above the minimum death benefit.

   The minimum death benefit is shown in your policy. Payment of additional premiums may require an increase in the minimum death benefit to continue the policy as a contract of life insurance for Federal income tax purposes. We will send a new Policy Data page to you whenever the minimum death benefit changes due to the payment of additional premiums under your policy.

   We will compute the amount of the death benefit as of the end of the business day during which the insured dies or, if not a business day, the first business day thereafter. We will pay the death benefit proceeds upon receiving proof of the insured's death. The proceeds may be paid in a lump sum or under one of the payment options set forth in the policy. (See "Payment Options.") The death benefit proceeds are the death benefit payable, reduced by any outstanding loan balance.

   Sample Death Benefits. The following table shows sample initial minimum death benefits for initial premiums of $10,000 and $25,000 at female age 35 and male age 55.

                         Initial Minimum Death Benefit

            Initial Premium:       $10,000           $25,000
                -------------------------------------------------
                                Least  Greatest  Least   Greatest
            Age                Amount   Amount   Amount   Amount
                -------------------------------------------------
            35 female.......   $62,365 $82,945  $164,860 $219,264
                -------------------------------------------------
            55 male.........   $24,039 $31,972  $ 62,499 $ 83,124

   A higher death benefit provides more insurance and, of course, costs more. Thus, a higher death benefit will result in a higher mortality charge. (See "Cost of Insurance.")

Changing the Minimum Death Benefit

   You may request an increase or a decrease in the minimum death benefit once each policy year after the first policy year. The minimum death benefit may not be decreased if it would cause a policy to fail to qualify as a contract of life insurance for Federal income tax purposes. Changing the minimum death benefit may have tax consequences. You should consult a tax advisor before requesting a change.

   At your request (as policy owner), or to keep premiums from exceeding the limit qualifying the policy as a contract of life insurance for Federal income tax purposes, we will increase the minimum death benefit of your policy, provided:

  (a) the increased amount plus any other existing insurance does not, in our opinion, exceed an appropriate maximum amount of coverage on the insured's life;

  (b) satisfactory evidence of insurability for the insured's risk class is furnished to us; and

  (c) the request is accompanied by a minimum additional premium of $5,000.

   We will notify you as to the acceptable amount of any increase in the minimum death benefit and refund any excess premium. The accepted premium must equal or exceed a minimum additional premium.

Beneficiary

   You designate the beneficiary (or beneficiaries) when you apply for the policy. You may change the designated beneficiary (or beneficiaries) by submitting a satisfactory written request to us. The change will take effect on the date the request was signed, but it will not apply to payments we make before we accept the written request. If no beneficiary is living at the insured's death, we will pay the death benefit proceeds to you, if living, or to your estate.

Tax Considerations
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The following discussion is general and is not intended as tax advice.

Introduction

   The following summary provides a general description of the Federal income tax considerations relating to the policy. This summary is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific policy involved, tax advice from a qualified tax advisor may be needed by a person contemplating the purchase of a policy or the exercise of certain elections under the policy. These comments concerning Federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the policy. Further, these comments do not take into account any Federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a policy or the exercise of certain elections under the policy. For complete information on such Federal and state tax considerations, a qualified tax advisor should be consulted. We do not make any guarantee regarding the tax status of any policy, and the following summary is not intended as tax advice.

Tax Status of the Policy

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that policies issued on a standard rating class should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements, particularly if the maximum permissable amount of premiums is paid under a policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

   In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the policies, such as the flexibility of a policy owner to allocate premium payments and policy values, have not been explicitly addressed in published rulings. While we believe that the policies do not give policy owners investment control over Variable Account assets, we reserve the right to modify the policies as necessary to prevent a policy owner from being treated as the owner of the Variable Account assets supporting the policy.

   In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through W&R Target Funds, Inc., will satisfy these diversification requirements.

   The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

   In General. We believe that the death benefit under a policy should be excludable from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

   Generally, the policy owner will not be deemed to be in constructive receipt of the policy value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "Modified Endowment Contract."

   Modified Endowment Contracts. Because of the premium level contemplated under the policy, policies entered into after June 20, 1988 will in most circumstances be treated as modified endowment contracts. Moreover, a policy entered into before June 21, 1988 that is "materially changed" after June 20, 1988 may in certain circumstances be treated as a modified endowment contract. With respect to a policy entered into before June 21, 1988, a change in such policy's minimum death benefit, the payment of an additional premium, or the exchange of such a policy, among other things, may cause a material change to such a policy, which could result in the treatment of the policy (or the new policy in the case of an exchange) as a modified endowment contract. The "material change" rules for determining when a policy entered into before June 21, 1988 will be treated as a modified endowment contract are extremely complex. Therefore, a policy owner should consult a competent tax advisor before paying any additional premium or effecting any other change in (including an exchange of) a policy entered into before June 21, 1988. In addition, a life insurance contract received in exchange for a policy classified as a modified endowment contract will be treated as a modified endowment contract.

   Distributions Other than Death Benefits from Policies Classified as Modified Endowment Contracts. Policies classified as modified endowment contracts will be subject to the following tax rules:

  (1) First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the "investment in the policy" (described below) at such time.

  (2) Second, loans taken from, or secured by, such a policy (including unpaid loan interest that is added to the principal of a loan) are treated as distributions from such a policy and taxed accordingly.

  (3) Third, a 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

    (a) is made on or after the policy owner reaches actual age 59 1/2,

    (b) is attributable to the policy owner's becoming disabled, or

    (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

   Distributions Other than Death Benefits from Policies that Are Not Modified Endowment Contracts. Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with policy loans are less clear where there is little or no difference between the interest rate charged on the loan and the interest rate credited on the loaned amount, and a tax advisor should be consulted about such loans.

   If a policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

   Policy Loan. Interest paid on a policy loan generally is not tax-deductible. The policy owner should consult a competent tax advisor if the deductibility of interest paid on a policy loan is an important issue.

   If a policy loan is outstanding when a policy is surrendered or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

   Investment in the Policy. "Investment in the policy" means:

  (a) the aggregate amount of any premiums or other consideration paid for a policy; minus

  (b) the aggregate amount received under the policy which is excluded from the gross income of the policy owner (except that the amount of any loan from, or secured by, a policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded); plus

  (c) the amount of any loan from, or secured by, a policy that is a modified endowment contract to the extent that such amount is included in the gross income of the policy owner.

   Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in gross income.

   Withholding. To the extent that distributions are taxable, they are generally subject to withholding for your federal income tax liability. You can generally elect by written request, however, not to have tax withheld from distributions.

   Alternative Minimum Tax. Taxpayers who may be subject to the Alternative Minimum Tax should consult a tax advisor as to the consequences of owning the policy.

   Other Policy Owner Tax Matters. The tax consequences of continuing the policy beyond the insured's 100th year are unclear. You should consult a tax advisor if you intend to keep the policy in force beyond the insured's 100th year.

   Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. In addition, the Internal Revenue Service has recently proposed changes to the rules governing split dollar life insurance arrangements. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

   The transfer of the policy or designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under Federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which Federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation skipping and other taxes.

   Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax advisor with respect to legal developments and their effect on the policy.

Taxation of United Investors

   We incur state and local premium taxes. The amount of the charge we deduct for such taxes is discussed above under "Charges and Deductions." At the present time, we make no charge to the Variable Account for any Federal, state or local taxes (other than state and local premium taxes) that it incurs which may be attributable to the Variable Account or to the policies. Nevertheless, we reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Account or to the policies.

Employment-Related Benefit Plans

   On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The policies described in this prospectus contain guaranteed purchase rates for certain payment options that generally distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with their legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a policy may be purchased.

Other Information
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

United Investors Life Insurance Company

   We were incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. We are a stock life insurance company, indirectly owned by Torchmark Corporation. Our principal business is selling life insurance and annuity contracts. We are admitted to do business in the District of Columbia and all states except New York.

   Published Ratings. We may publish (in advertisements, sales literature, and reports to policy owners) the ratings and other information assigned to us by one or more independent insurance industry analysts or rating organizations such as A. M. Best Company, Standard & Poor's Corporation, and Weiss Research, Inc. These ratings reflect the organization's current opinion of an insurance company's financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, risk, or safety (or lack thereof) of the variable investment divisions. The claims-paying ability rating as measured by Standard & Poor's is an opinion of an operating insurance company's financial capacity to meet its obligations under its outstanding insurance and annuity policies.

Sale of the Policies

   Prior to May 1, 2001, Waddell & Reed, Inc. of 6300 Lamar, Overland Park, Kansas, was the principal underwriter of the policies. Waddell & Reed, Inc. is no longer distributing the policies. Waddell & Reed, Inc. will remain the broker of record for policies it sold before that date. Waddell & Reed, Inc. is a corporation organized under the laws of the state of Delaware in 1981, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). A commission may be paid to broker-dealers or agents in connection with sales of the policies.

   SAL Financial Services, Inc., 800 Shades Creek Parkway, Suite 580, Birmingham, Alabama, is the principal underwriter of the policies issued pursuant to applications received by us on or after May 1, 2001. SAL Financial Services, Inc. is a corporation organized under the laws of the state of Maryland in 1989. The underwriter is registered as a broker-dealer under the Securities and Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. The underwriter may enter into written sales agreements with various broker-dealers. A commission may be paid to broker-dealers or registered representatives in connection with the policies.

   To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

   We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

   . The surrender charge;

   . the mortality and expense risk charge;

   . the cost of insurance charge; and

   . investment earnings on amounts allocated under policies to the fixed account.

   Commissions paid on the policy, including other incentives or payments, are not directly charged to the policy owners or the Variable Account.

Changing the Variable Account

   We have the right to make changes to, and to modify how we operate, the Variable Account. Specifically, we have the right to:

  (a) add investment divisions to, or remove investment divisions from, the Variable Account;

  (b) combine the Variable Account with other separate accounts;

  (c) replace the shares of a portfolio by substituting shares of another portfolio of W&R Target Funds, Inc. or another investment company

    (1) if shares of the portfolio are no longer available for investment, or

    (2) if, in our judgment, continued investment in the portfolio is inappropriate in view of the purposes of the Variable Account;

  (d) end the registration of the Variable Account under the 1940 Act;

  (e) disregard instructions from policy owners (only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation) regarding a change in the investment objectives of a portfolio or the approval or disapproval of an investment advisory agreement; and

  (f) operate the Variable Account or one or more of its investment divisions in any other form allowed by law, including a form that permits direct investments in individual securities (rather than solely investments in a mutual fund shares).

Voting of Portfolio Shares

   We are the legal owner of portfolio shares held in the investment divisions of the Variable Account and therefore have the right to vote on all matters submitted to shareholders of the portfolios. However, to the extent required by law, we will vote shares held in the variable investment divisions at meetings of the shareholders of the portfolios in accordance with instructions received from policy owners. W&R Target Funds, Inc. does not hold regular annual shareholder meetings. To obtain voting instructions from policy owners before a meeting of shareholders of a particular portfolio, we may send voting instruction material, a voting instruction form and any other related material to policy owners with policy value in the variable investment division corresponding to that portfolio. We will vote shares held in a variable investment division for which no timely instructions are received in the same proportion as those shares for which voting instructions are received. If the applicable Federal securities laws, regulations or interpretations thereof change to permit us to vote shares of the portfolios in our own right, then we may elect to do so. We may, if required by state insurance officials, disregard policy owners' voting instructions if such instructions would require us to vote the shares so as to cause a change in sub-classification or investment objectives of one or more of the portfolios, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of a portfolio, provided that we reasonably disapprove of such changes in accordance with applicable Federal regulations. If we ever disregard voting instructions, policy owners will be advised of that action and of our reasons for doing so in our next report to policy owners.

Addition, Deletion, or Substitution of Investments

   We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of W&R Target Funds, Inc. that are held by the Variable Account (or any of its investment divisions) or that the Variable Account (or any of its investment divisions) may purchase. We reserve the right to eliminate the shares of any of the portfolios of W&R Target Funds, Inc. and to substitute shares of another portfolio of W&R Target Funds, Inc. or any other investment vehicle or of another open-end, registered investment company if:

  (a) laws or regulations are changed;

  (b) the shares of W&R Target Funds, Inc. or one of its portfolios are no longer available for investment, or;

  (c) in our judgment, further investment in any portfolio becomes inappropriate in view of the purposes of the investment division.

   We will not substitute any shares attributable to your interest in an investment division of the Variable Account without notice and prior approval of the U.S. Securities and Exchange Commission and the insurance regulator of the state where the policy was delivered, if required. Nevertheless, the representations in this prospectus will not prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policy owners.

   We also reserve the right to establish additional investment divisions of the Variable Account, each of which would invest in a new portfolio of W&R Target Funds, Inc., or in shares of another investment company or suitable investment, with a specified investment objective. We may establish new variable investment divisions when, in our sole discretion, marketing needs or investment conditions warrant. We may make available any new variable investment divisions to existing policy owners, and will do so on a basis that we will determine. We may also eliminate one or more variable investment divisions if, in our sole discretion, marketing, tax, or investment conditions warrant.

   In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the policies, the Variable Account may be:

  (a) operated as a management company under the Investment Company Act of 1940;

  (b) deregistered under that Act in the event such registration is no longer required; or

  (c) combined with other United Investors separate accounts.

Other Information

   A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. That information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

Litigation

   No legal or administrative proceeding is pending that would have a material effect upon the Variable Account.

Legal Matters

   Legal advice regarding certain matters relating to Federal securities laws applicable to the issuance of the policy described in this prospectus has been provided by Sutherland Asbill & Brennan LLP of Washington, D.C.

Experts

   The balance sheets of United Investors Life Insurance Company as of December 31, 2001 and 2000 and the related statements of operations, comprehensive income, shareholders' equity and cash flows for the years then ended and the balance sheets of the portfolios of United Investors Life Variable Account as of December 31, 2001 and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 2001 included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

   Actuarial matters included in this prospectus have been examined by W. Thomas Aycock, Senior Vice President and Chief Actuary of United Investors, whose opinion is filed as an exhibit to the registration statement.

Financial Statements

   Our financial statements which are included in Appendix E to this prospectus should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Appendix A:
Death Benefit Factors
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The death benefit factor is a multiple that ranges between two and one-half times and one times the policy value. It is 2.50 up to the insured's age 40 and declines thereafter as the insured's age increases, as specified in the following table.

            Attained          Attained        Attained
              Age      Factor   Age    Factor   Age    Factor
                 --------------------------------------------
            0-40        2.50     54     1.57      68    1.17
                 --------------------------------------------
             41         2.43     55     1.50      69    1.16
                 --------------------------------------------
             42         2.36     56     1.46      70    1.15
                 --------------------------------------------
             43         2.29     57     1.42      71    1.13
                 --------------------------------------------
             44         2.22     58     1.38      72    1.11
                 --------------------------------------------
             45         2.15     59     1.34      73    1.09
                 --------------------------------------------
             46         2.09     60     1.30      74    1.07
                 --------------------------------------------
             47         2.03     61     1.28   75-90    1.05
                 --------------------------------------------
             48         1.97     62     1.26      91    1.04
                 --------------------------------------------
             49         1.91     63     1.24      92    1.03
                 --------------------------------------------
             50         1.85     64     1.22      93    1.02
                 --------------------------------------------
             51         1.78     65     1.20      94    1.01
                 --------------------------------------------
             52         1.71     66     1.19    95 +    1.00
                 --------------------------------------------
             53         1.64     67     1.18


   The death benefit factors are based on current requirements under the Internal Revenue Code. We reserve the right to change the table if the death benefit factors currently in effect become inconsistent with any Federal income tax laws and/or regulations.

Appendix B:
Hypothetical Illustrations
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The following tables illustrate how the policy values and death benefits of a policy may change with the investment experience of the portfolios of W&R Target Funds, Inc. The tables show how the policy values and death benefits of a policy issued to an insured of a given age who pays the given premium at issue would vary over time if the investment return on the assets held in each portfolio of W&R Target Funds, Inc. were a uniform, gross, annual rate of 0%, 4%, 8% or 12%. The tables on pages 29 and 30 illustrate a policy issued to a male age 55 for $50,000 initial premium, standard risk class with the minimum initial death benefit. The policy values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 4%, 8% and 12% over a period of years, but fluctuated above and below those averages for individual policy years.

   The second column of the tables shows the value of the premium paid accumulated at 5% interest. The following columns show the death benefits and the policy values for uniform hypothetical rates of return shown in these tables. The table on page 29 is based on the current cost of insurance and administrative charges. This reflects the basis on which we currently sell the policy. The maximum cost of insurance rates allowable under the policy are contained in the 1980 Commissioners' Standard Ordinary Mortality Tables. The death benefits and policy values shown in the table on page 30 are based on the assumption that the maximum allowable cost of insurance rates as described above ("guaranteed cost") and maximum allowable expense deductions are made throughout the life of the policy.

   The values shown assume that a policy owner maintains policy values in equal proportion among the Asset Strategy, Balanced, Bond, Core Equity, Growth, High Income, International, Limited-Term Bond, Money Market, Science and Technology, and Small Cap portfolios of W&R Target Funds, Inc. These values take into account:

  (a) a daily average of the investment management fee and other annual expenses incurred by those eleven portfolios in 2001 (which is equivalent to the annual rate of 0.69% of the aggregate average daily net assets of those portfolios);

  (b) the daily charge we deduct from each variable investment division for assuming mortality and expense risks (which is equivalent to an annual rate of 0.60%);

  (c) the annual deduction on each of the first ten policy anniversaries for

    (1) state and local premium taxes,

    (2) underwriting and issue expenses, and

    (3) sales expenses,

        which are together an annual rate of 1.20% of the initial premium;

  (d) the annual deduction for cost of insurance; and

  (e) the $50 annual deduction for administrative expenses.

The values shown also assume the service fee, at an average annual rate of 0.25%, under the Service Plan adopted August 21, 1998 by W&R Target Funds, Inc. pursuant to Rule 12b-1 under the Investment Company Act of 1940.

   Taking into account the mortality and expense risk charge of 0.60% and the charges deducted by W&R Target Funds, Inc. for investment management fees, expenses and "12b-1" service fees, the illustrated gross annual investment rates of return of 0%, 4%, 8% and 12%, correspond to approximate net annual rates of -1.54%, 2.46%, 6.46% and 10.46%, respectively.

   The hypothetical values shown in the tables do not reflect charges for any Federal income tax burden attributable to the Variable Account, since we are not currently deducting any such charges from the Variable Account. However, we may deduct such charges in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 4%, 8% or 12% by an amount sufficient to cover the tax charges in order to produce the death benefits and policy values illustrated. (See "Tax Considerations.")

   The tables illustrate the values that would result based upon the hypothetical investment rates of return if only a single premium is paid and if no policy loans have been made.

   Illustrated values would be different if the proposed insured were another age or risk class.

   Upon request, we will provide a comparable illustration based upon the individual circumstances of a particular proposed insured and the initial death benefit requested under a policy.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
--------------------------------------------------------------------------------
            MALE ISSUE AGE 55                      STANDARD RISK CLASS
--------------------------------------------------------------------------------
      $50,000 SINGLE PREMIUM PAYMENT         $126,599 MINIMUM DEATH BENEFIT
--------------------------------------------------------------------------------
              CURRENT COST OF INSURANCE AND ADMINISTRATIVE CHARGES

                              Assuming Hypothetical Gross Annual
                  Premium             Rate of Return of:
     End of    Payments plus  -----------------------------------
  Policy Year  Interest at 5%    0%       4%       8%      12%
                  per Year
                                      Death Benefits(/1/)
-----------------------------------------------------------------
1.............                $126,599 $126,599 $126,599 $126,599
2.............                 126,599  126,599  126,599  126,599
3.............                 126,599  126,599  126,599  126,599
4.............                 126,599  126,599  126,599  126,599
5.............                 126,599  126,599  126,599  126,599
10............                 126,599  126,599  126,599  142,156
20............                   (/2/)  126,599  137,739  320,291
30............                   (/2/)    (/2/)  242,883  818,268
Age 65........                 126,599  126,599  126,599  142,156
-----------------------------------------------------------------
                                      Policy Values(/1/)
-----------------------------------------------------------------
1.............    $ 52,500    $ 49,230 $ 51,230 $ 53,230 $ 55,230
2.............      55,125      47,194   51,177   55,322   59,628
3.............      57,881      45,110   51,061   57,508   64,469
4.............      60,775      42,974   50,878   59,796   69,809
5.............      63,814      40,777   50,621   62,194   75,711
10............      81,445      28,449   47,817   76,105  116,522
20............     132,665       (/2/)   32,357  128,728  299,337
30............     216,097       (/2/)    (/2/)  231,317  779,303
Age 65........      81,445      28,449   47,817   76,105  116,522
-----------------------------------------------------------------
                                     Surrender Values(/1/)
-----------------------------------------------------------------
1.............                $ 45,230 $ 47,230 $ 49,230 $ 51,230
2.............                  43,694   47,677   51,822   56,128
3.............                  42,110   48,061   54,508   61,469
4.............                  40,474   48,378   57,296   67,309
5.............                  38,777   48,621   60,194   73,711
10............                  28,449   47,817   76,105  116,522
20............                   (/2/)   32,357  128,728  299,337
30............                   (/2/)    (/2/)  231,317  779,303
Age 65........                  28,449   47,817   76,105  116,522

(/1/)Assumes no policy loans have been made.
(/2/)In the absence of an additional premium payment, the policy would have terminated.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the particular allocations made by a policy owner to the variable investment divisions and different rates of return of the W&R Target Funds, Inc. portfolios. The death benefit and surrender value for a policy would be different from those shown if actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
--------------------------------------------------------------------------------
            MALE ISSUE AGE 55                      STANDARD RISK CLASS
--------------------------------------------------------------------------------
      $50,000 SINGLE PREMIUM PAYMENT         $126,599 MINIMUM DEATH BENEFIT
--------------------------------------------------------------------------------
              MAXIMUM COST OF INSURANCE AND ADMINISTRATIVE CHARGES

                              Assuming Hypothetical Gross Annual
                  Premium             Rate of Return of:
     End of    Payments plus  -----------------------------------
  Policy Year  Interest at 5%    0%       4%       8%      12%
                  per Year
                                      Death Benefits(/1/)
-----------------------------------------------------------------
1.............                $126,599 $126,599 $126,599 $126,599
2.............                 126,599  126,599  126,599  126,599
3.............                 126,599  126,599  126,599  126,599
4.............                 126,599  126,599  126,599  126,599
5.............                 126,599  126,599  126,599  126,599
10............                 126,599  126,599  126,599  139,327
20............                   (/2/)  126,599  127,070  310,475
30............                   (/2/)    (/2/)  221,948  785,863
Age 65........                 126,599  126,599  126,599  139,327
-----------------------------------------------------------------
                                      Policy Values(/1/)
-----------------------------------------------------------------
1.............    $ 52,500    $ 49,230 $ 51,230 $ 53,230 $ 55,230
2.............      55,125      47,034   51,016   55,159   59,464
3.............      57,881      44,772   50,717   57,159   64,116
4.............      60,775      42,436   50,328   59,236   69,242
5.............      63,814      40,017   49,838   61,396   74,906
10............      81,445      26,083   45,337   73,610  114,202
20............     132,665       (/2/)   19,815  118,757  290,163
30............     216,097       (/2/)    (/2/)  211,379  748,441
Age 65........      81,445      26,083   45,337   73,610  114,202
-----------------------------------------------------------------
                                     Surrender Values(/1/)
-----------------------------------------------------------------
1.............                $ 45,230 $ 47,230 $ 49,230 $ 51,230
2.............                  43,534   47,516   51,659   55,964
3.............                  41,772   47,717   54,159   61,116
4.............                  39,936   47,828   56,736   66,742
5.............                  38,017   47,838   59,396   72,906
10............                  26,083   45,337   73,610  114,202
20............                   (/2/)   19,815  118,757  290,163
30............                   (/2/)    (/2/)  211,379  748,441
Age 65........                  26,083   45,337   73,610  114,202

(/1/)Assumes no policy loans have been made.
(/2/)In the absence of an additional premium payment, the policy would have terminated.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the particular allocations made by a policy owner to the variable investment divisions and different rates of return of the W&R Target Funds, Inc. portfolios. The death benefit and surrender value for a policy would be different from those shown if actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Appendix C:
Directors and Officers of United Investors
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   We are managed by a board of directors. The following table sets forth the name and principal occupations during the past five years of each of our directors and senior officers. Unless otherwise noted, the address for each person is: United Investors Life Insurance Company, 2001 Third Avenue South, Birmingham, Alabama 35233.

  Name and Position with   Principal Occupation
  United Investors         During the Past Five Years
----------------------------------------------------------------------------------------------
  Ann Allen**              Vice President--Claims Administration of Liberty National Life
  Vice President--Claims   Insurance Company since August 1999, United American Insurance
  Administration           Company since May 2000, and United Investors since January 2000.
                           Vice President--Life and Health Benefits of Globe Life And Accident
                           Insurance Company since January 1990.
----------------------------------------------------------------------------------------------
  W. Thomas Aycock         Senior Vice President and Chief Actuary of United Investors since
  Director, Senior Vice    March 2002. Vice President and Chief Actuary of United Investors,
  President and            November 1992-March 2002.
  Chief Actuary
----------------------------------------------------------------------------------------------
  Tony G. Brill*           Executive Vice President and Chief Administrative Officer of
  Director and Executive   Torchmark Corporation since September 1999. Executive Vice
  Vice President--         President--Administration of United Investors since September 1998.
  Administration           Senior Vice President of United Investors, March 1998-September
                           1998. Senior Vice President of Torchmark Corporation, January 1997-
                           September 1999. Managing Partner of KPMG LLP, Birmingham, Alabama
                           Office, 1984-December 1996.
----------------------------------------------------------------------------------------------
  Terry W. Davis           Senior Vice President--Administration of United Investors and
  Director and             Liberty National Life Insurance Company since December 2001. Vice
  Senior Vice President--  President--Administration of United Investors, January 1999-
  Administration           December 2001 and Liberty National Life Insurance Company, December
                           1996-December 2001.
----------------------------------------------------------------------------------------------
  C.B. Hudson*             Chairman of the Board of Directors and Chief Executive Officer of
  Director                 Torchmark Corporation since March 1998 and United Investors, March
                           1998-September 1999. President of Torchmark Corporation, March
                           1998-April 2001. Director of Liberty National Life Insurance
                           Company, United American Insurance Company, and Globe Life And
                           Accident Insurance Company since September 1999. Chairman of
                           Insurance Operations of Torchmark Corporation, January 1993-March
                           1998. Chairman of Liberty National Life Insurance Company, United
                           American Insurance Company, and Globe Life And Accident Insurance
                           Company, 1991-September 1999.
----------------------------------------------------------------------------------------------
  Larry M. Hutchison*      Executive Vice President and General Counsel of Torchmark
  Director                 Corporation since September 1999. Vice President and General
                           Counsel of Torchmark Corporation, February 1997-September 1999.
                           Vice President, Secretary and General Counsel of United American
                           Insurance Company since 1992.
----------------------------------------------------------------------------------------------
  Michael J. Klyce         Vice President of Torchmark Corporation since January 1984.
  Vice President and
  Treasurer

  Name and Position with   Principal Occupation
  United Investors         During the Past Five Years
----------------------------------------------------------------------------------------------
  John H. Livingston       Secretary and Counsel of United Investors since May 1995. Associate
  Director, Secretary      Counsel of Liberty National Life Insurance Company since October
  and Counsel              1986.
----------------------------------------------------------------------------------------------
  James L. Mayton, Jr.     Vice President & Controller of Liberty National Life Insurance
  Vice President and       Company since January 1985.
  Controller
----------------------------------------------------------------------------------------------
  Mark S. McAndrew*        Executive Vice President of Torchmark Corporation and Chairman of
  Senior Vice President--  the Board and Chief Executive Officer of United American Insurance
  Marketing                Company and Globe Life And Accident Insurance Company since
                           September 1999. Senior Vice President--Marketing of United
                           Investors since March 1998. Director of Torchmark Corporation since
                           April 1998. President of United American Insurance Company and
                           Globe Life And Accident Insurance Company since 1991.
----------------------------------------------------------------------------------------------
  Carol A. McCoy           Secretary of Torchmark Corporation since February 1994. Associate
  Director and             Counsel of Torchmark Corporation since January 1985.
  Assistant Secretary
----------------------------------------------------------------------------------------------
  Anthony L. McWhorter     Chief Executive Officer of United Investors and Liberty National
  Director, President and  Life Insurance Company, and Executive Vice President of Torchmark
  Chief Executive Officer  Corporation since September 1999. President of United Investors since September 1998. Director of Liberty National Life Insurance
                           Company since February 1994. President of Liberty National Life
                           Insurance Company since December 1994.
----------------------------------------------------------------------------------------------
  Carr W. Patterson        Vice President of United Investors since February 2001. Second Vice
  Vice President           President/Associate Controller of United Investors, October 1991-
                           February 2001. Second Vice President/Associate Controller of
                           Liberty National Life Insurance Company since October 1986.
----------------------------------------------------------------------------------------------
  Ross W. Stagner          Senior Vice President of United Investors since March 2002. Vice
  Director and Senior      President of United Investors, January 1992-March 2002.
  Vice President
----------------------------------------------------------------------------------------------
  Russell B. Tucker*       Vice President of United Investors since September 2001. Executive
  Vice President           Vice President and Chief Investment Officer of Torchmark
                           Corporation since October 2001. Vice President of Torchmark
                           Corporation, January 1997-October 2001. Vice President of United
                           American Insurance Company since May 1990.

* Principal business address: Torchmark Corporation, 3700 South Stonebridge, McKinney, Texas 75070.
** Principal business address: Globe Life And Accident Insurance Company, 204
N. Robinson, Oklahoma City, OK 73102.

Appendix D:
Glossary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  Attained Age             The age of the insured on his or her birthday nearest the beginning of each policy year.
----------------------------------------------------------------------------------------------
  Beneficiary              The person or persons to whom the policy's death benefit is payable when the insured dies, as named in the application unless
                           subsequently changed.
----------------------------------------------------------------------------------------------
  Business Day             Each day that the New York Stock Exchange and our home office are open. Currently, the Friday after Thanksgiving and December 24
                           (Christmas Eve day) are not Business Days.
----------------------------------------------------------------------------------------------
  Cash Surrender Value     Policy value less any applicable surrender charges.
----------------------------------------------------------------------------------------------
  Death Benefit            The amount of insurance payable under the policy when the insured dies.
----------------------------------------------------------------------------------------------
  Grace Period Premium     That portion of the payment described in the grace period provision of the policy which represents accrued and unpaid annual
                           deductions.
----------------------------------------------------------------------------------------------
  Insured                  The person whose life is insured by the policy.
----------------------------------------------------------------------------------------------
  Issue Age                The age of the insured on his or her birthday nearest the policy's effective date.
----------------------------------------------------------------------------------------------
  Loan Balance             The sum of all outstanding loans on the policy, plus any accrued loan interest.
----------------------------------------------------------------------------------------------
  Maturity Date            The policy anniversary nearest the insured's 95th birthday.
----------------------------------------------------------------------------------------------
  Minimum Death Benefit    The least amount of death benefit payable while the policy remains in force. It is determined by the insured's age at death, sex, risk class, and the amount of initial and any additional premiums paid.
----------------------------------------------------------------------------------------------
  Net Investment Factor    The index used to measure the investment performance of a variable investment division from one business day to the next.
----------------------------------------------------------------------------------------------
  Net Premium              The premium paid less any deduction for sales expenses or premium taxes.
----------------------------------------------------------------------------------------------
  Payee                    The beneficiary, or any other person, estate or legal entity to whom benefits are to be paid under the policy.
----------------------------------------------------------------------------------------------
  Policy Anniversary       The same day and month as the policy's effective date each year that the policy remains in force. If the policy anniversary falls on a date other than a business day, the next following business day will be deemed the policy anniversary.
----------------------------------------------------------------------------------------------
  Policy's Effective Date  The date from which policy anniversaries and policy years are determined. Your policy's effective date is shown in your policy.
----------------------------------------------------------------------------------------------
  Policy Value             The sum of the variable account value and any loan balance.
----------------------------------------------------------------------------------------------
  Policy Year              A year that begins on the policy's effective date or on a policy anniversary.
----------------------------------------------------------------------------------------------
  Proceeds                 The amount payable under a policy (i) when the insured dies, (ii)
                           on the policy's maturity date, or (iii) when the policy is surrendered.
----------------------------------------------------------------------------------------------
  Surrender Value          Proceeds of the policy if it is surrendered prior to the maturity date. It is the policy value, less any loan balance and any applicable surrender charge.

  Terminate               Discontinuation of all the policy's insurance coverage because the policy is no longer in force.
--------------------------------------------------------------------------------------------
  Variable Account        United Investors Life Variable Account, a separate account of
                          United Investors Life Insurance Company.
--------------------------------------------------------------------------------------------
  Variable Account Value  The sum of the values of the variable investment divisions under a policy.
--------------------------------------------------------------------------------------------
  Variable Investment     One of the eleven investment divisions of the Variable Account.
  Division
--------------------------------------------------------------------------------------------
  We, Us, Our, or United  United Investors Life Insurance Company.
  Investors
--------------------------------------------------------------------------------------------
  Written Request         A request signed in writing by the policy owner.
--------------------------------------------------------------------------------------------
  You or Your             The policy owner.

Appendix E:
Financial Statements
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


                         INDEPENDENT AUDITORS' REPORT

The Board of Directors of
United Investors Life Insurance Company
Birmingham, Alabama

We have audited the accompanying balance sheets of United Investors Life Insurance Company as of December 31, 2001 and 2000, and the related statements of operations, comprehensive income, shareholders' equity, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of United Investors Life Insurance Company as of December 31, 2001 and 2000, and the results of their operations and cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Dallas, Texas
January 31, 2002
(March 19, 2002 as to Note 10)

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                         (Dollar amounts in thousands)

                                                            At December 31,
                                                         ---------------------
                                                            2001       2000
                                                         ---------- ----------
                         ASSETS

Investments:
 Fixed maturities-available for sale, at fair value
  (amortized cost: 2001--$645,327; 2000--$583,473)...... $  648,879 $  561,918
 Preferred stock of affiliate, at fair value (cost:
  2001--$240,412; 2000--$240,412).......................    240,412    240,412
 Policy Loans...........................................     21,691     21,268
 Short term investments.................................     17,568     24,363
                                                         ---------- ----------
    Total investments...................................    928,550    847,961
Cash....................................................          0     21,639
Accrued investment income (includes amounts from
 affiliates:
 2001--$477; 2000--$477)................................     11,770     11,495
Receivables.............................................        962      2,010
Due from affiliate (includes funds withheld on
 reinsurance:
 2001--$274,216; 2000--$284,759)........................    283,889    290,124
Deferred acquisition cost...............................    275,317    285,130
Value of insurance purchased............................     13,482     21,346
Goodwill................................................     26,628     27,573
Property and equipment..................................        422        391
Other assets............................................     15,950      3,780
Separate account assets.................................  2,502,284  3,741,415
                                                         ---------- ----------
    Total assets........................................ $4,059,254 $5,252,864
                                                         ========== ==========

          LIABILITIES AND SHAREHOLDER'S EQUITY

Liabilities:
 Future policy benefits (includes reserves assumed from
  affiliates:
  2001--$276,572; 2000--$300,698)....................... $  804,113 $  835,174
 Unearned and advance premiums..........................      2,508      2,688
 Other policy benefits..................................      7,946      7,078
                                                         ---------- ----------
    Total policy liabilities............................    814,567    844,940
 Accrued income taxes...................................    106,202     65,007
 Other liabilities......................................     24,249     23,891
 Due to affiliates......................................         14     11,438
 Separate account liabilities...........................  2,502,284  3,741,415
                                                         ---------- ----------
    Total liabilities...................................  3,447,316  4,686,691
 Commitments and contingencies (Note 10)
Shareholders' equity:
 Common stock, par value $6 per share authorized,
  500,000 shares issued and outstanding.................      3,000      3,000
 Additional paid in capital.............................    351,371    350,762
 Unrealized investment gains, net of applicable taxes...     1, 839    (10,296)
 Retained earnings......................................    255,728    222,707
                                                         ---------- ----------
    Total shareholders' equity..........................    611,938    566,173
                                                         ---------- ----------
    Total liabilities and shareholders' equity.......... $4,059,254 $5,252,864
                                                         ========== ==========

                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS
                         (Dollar amounts in thousands)

                                                    Year Ended December 31,
                                                   ----------------------------
                                                     2001      2000      1999
                                                   --------  --------  --------
Revenue:
 Premium income..................................  $ 86,958  $ 79,805  $ 73,718
 Policy charges and fees.........................    82,445    71,368    56,652
 Net investment income (includes amounts from
  affiliates 2001--$16,385; 2000--$16,622; 1999--
  $16,532).......................................    64,313    63,472    63,388
 Realized investment gains (losses)..............       320    (5,484)   (5,023)
 Other income....................................    23,302    19,619    17,058
                                                   --------  --------  --------
   Total revenue.................................   257,338   228,780   205,793
Benefits and expenses:
 Policy benefits:
  Individual life................................    67,130    59,131    51,595
  Annuity........................................    28,473    28,706    26,686
                                                   --------  --------  --------
   Total policy benefits.........................    95,603    87,837    78,281
 Amortization of deferred acquisition costs......    55,597    40,089    33,284
 Commissions and premium taxes (includes amounts
  to affiliates:
  2001--$5,056; 2000--$4,852; 1999--$3,679)......     8,611     7,407     5,897
 Other operating expenses (includes amounts to
  affiliates:
  2001--$2,992; 2000--$3,005; 1999--$3,176)......    10,029     7,647     7,022
                                                   --------  --------  --------
   Total benefits and expenses...................   169,840   142,980   124,484
                                                   --------  --------  --------
Operating income before income taxes.............    87,498    85,800    81,309
Income taxes.....................................    20,473    21,828    23,112
                                                   --------  --------  --------
Net income before the cumulative effect of change
 in accounting principles........................    67,025    63,972    58,197
Cumulative effect of change in accounting
 principle (less applicable income tax benefit of
 $2,156 in 2001).................................    (4,004)        0         0
                                                   --------  --------  --------
  Net income.....................................  $ 63,021  $ 63,972  $ 58,197
                                                   ========  ========  ========


                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                       STATEMENTS OF COMPREHENSIVE INCOME
                         (Dollar amounts in thousands)

                                                    Year Ended December 31,
                                                   ---------------------------
                                                    2001      2000      1999
                                                   -------  --------  --------
Net income........................................ $63,021  $63, 972  $ 58,197
Other comprehensive income:
 Unrealized investment gains (losses):
  Unrealized investment gains (losses)on
   securities:
   Unrealized holding gains arising during
    period........................................  19,297    (1,766)  (61,690)
   Reclassification adjustment for (gains) losses
    on securities included in net income..........    (441)    5,484     5,023
   Reclassification adjustment for change in
    accounting principle..........................   6,160         0         0
   Reclassification adjustment for amortization of
    premium.......................................      91       382       446
                                                   -------  --------  --------
                                                    25,107     4,100   (56,221)
   Unrealized gains (losses) on other
    investments...................................      (9)      774      (763)
   Unrealized gains (losses) reclassified to
    deferred acquistion costs.....................  (6,430)   (1,855)   14,042
                                                   -------  --------  --------
    Total unrealized gains (losses)...............  18,668     3,019   (42,942)
    Applicable tax................................  (6,533)   (1,057)   15,030
                                                   -------  --------  --------
Other comprehensive income........................  12,135     1,962   (27,912)
                                                   -------  --------  --------
   Comprehensive income........................... $75,156   $65,934  $ 30,285
                                                   =======  ========  ========





                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                       STATEMENTS OF SHAREHOLDERS' EQUITY
                         (Dollar amounts in thousands)

                                            Accumulated
                                Additional     Other                   Total
                         Common  Paid-In   Comprehensive Retained  Shareholders'
                         Stock   Capital     (Losses)    Earnings     Equity
                         ------ ---------- ------------- --------  -------------
Year Ended at December
 31, 1999
----------------------
Balance at January 1,
 1999................... $3,000  $350,388    $ 15,654    $190,538    $559,580
Comprehensive income....                      (27,912)     58,197      30,285
Dividends...............                                  (41,000)    (41,000)
Exercise of stock
 options................              326                                 326
                         ------  --------    --------    --------    --------
 Balance at December 31,
  1999..................  3,000   350,714     (12,258)    207,735     549,191

Year Ended at December
 31, 2000
----------------------
Comprehensive income....                        1,962      63,972      65,934
Dividends...............                                  (49,000)    (49,000)
Exercise of stock
 options................               48                                  48
                         ------  --------    --------    --------    --------
 Balance at December 31,
  2000..................  3,000   350,762     (10,296)    222,707     566,173

Year Ended at December
 31, 2001
----------------------
Comprehensive income....                       12,135      63,021      75,156
Dividends...............                                  (30,000)    (30,000)
Exercise of stock
 options................              609                                 609
                         ------  --------    --------    --------    --------
 Balance at December 31,
  2001.................. $3,000  $351,371    $  1,839    $255,728    $611,938
                         ======  ========    ========    ========    ========




                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                         (Dollar amounts in thousands)

                                                  Year Ended December 31,
                                                ------------------------------
                                                  2001      2000       1999
                                                --------  ---------  ---------
Net income..................................... $ 63,021  $  63,972  $  58,197
Adjustment to reconcile net income to cash
 provided from operations:
 Increase in future policy benefits............  (10,632)    17,084     14,953
 Increase (decrease) in other policy
  liabilities..................................      688        172       (202)
 Deferral of policy acquisition costs..........  (44,350)   (95,149)   (58,880)
 Amortization of deferred acquisition costs and
  value of insurance purchased.................   62,027     41,944     33,284
 Change in accrued income taxes................   35,269     13,886      9,644
 Depreciation..................................      100         72         41
 Realized (gains) losses on sale of investments
  and properties...............................     (320)     4,848      5,023
 Other accruals and adjustments................  (15,582)    23,611      4,553
                                                --------  ---------  ---------
Cash provided from operations..................   90,221     70,440     66,613
                                                --------  ---------  ---------
Cash used for investment activities:
 Investments sold or matured:
 Fixed maturities available for sale-sold......  163,665     78,483    152,270
 Fixed maturities available for sale-matured,
  called and repaid............................   38,743     37,953     50,760
 Equity securities.............................        0      4,284          0
                                                --------  ---------  ---------
   Total investments sold or matured...........  202,408    120,720    203,030
Acquisition of investments:
 Fixed maturities--available for sale.......... (270,083)   (91,924)  (208,912)
 Equity securities.............................        0          0     (3,400)
 Net increase in policy loans..................     (423)    (1,604)    (1,656)
                                                --------  ---------  ---------
   Total acquisition of investments............ (270,506)   (93,528)  (213,968)
Net (increase) decrease in short-term
 investments...................................    6,805    (12,544)       876
Funds loaned to affiliates..................... (108,700)  (147,950)  (126,120)
Funds repaid from affiliates...................  108,700    147,950    117,800
Funds borrowed from affiliates.................   45,600    101,000     81,400
Funds repaid to affiliates.....................  (45,600)  (101,000)   (81,400)
Disposition of property and equipment..........       11          6          0
Additions of property and equipment............     (149)      (250)      (166)
                                                --------  ---------  ---------
Cash provided from (used for) investment
 activities....................................  (61,431)    14,404    (18,548)
                                                --------  ---------  ---------
Cash used for financing activities:
  Cash dividends paid to shareholders..........  (30,000)   (49,000)   (41,000)
  Net receipts from deposit product
   operations..................................  (20,429)   (20,047)   (12,649)
                                                --------  ---------  ---------
Cash used for financing activities.............  (50,429)   (69,047)   (53,649)
                                                --------  ---------  ---------
Increase (decrease) in cash....................  (21,639)    15,797     (5,584)
Cash at beginning of year......................   21,639      5,842     11,426
                                                --------  ---------  ---------
Cash at end of year............................ $      0  $  21,639  $   5,842
                                                ========  =========  =========

                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                         (Dollar amounts in thousands)

Note 1--Summary of Significant Accounting Policies

   Organization: United Investors Life Insurance Company ("UILIC" or "United Investors") was a wholly owned subsidiary of Waddell & Reed Financial, Inc. ("WDR") (formerly known as United Investors Management Company), a subsidiary of Torchmark Corporation. On March 3, 1998, to facilitate the initial public offering ("IPO") by Torchmark Corporation ("TMK") of 36% of the common stock of WDR, several transactions were completed to reorganize the assets held by WDR. The following transactions directly affected UILIC:

(i) WDR contributed 188,212 shares of TMK 6 1/2% Cumulative Preferred Stock, Series A to UILIC.

(ii) WDR dividended the common stock of its subsidiary UILIC pro rata to Liberty National Life Insurance Company ("LNL" or "Liberty National"), an 81.18% owner, and TMK, an 18.82% owner. LNL is a wholly owned subsidiary of TMK.

(iii) Upon reorganization, UILIC recorded additional goodwill in the amount of $23,639. This goodwill represented UILIC's portion of United Investors Management Company's goodwill which was allocated between Waddell & Reed and UILIC upon dividend of UILIC to TMK and LNL.

(iv) TMK transferred to UILIC a deferred commission credit of $7,980, net of applicable tax of $4,297. This credit is being amortized over approximately 10 years.

   Description of Business: The Company is a life insurer licensed in 49 states. The Company offers a full range of life, annuity and variable products through its agents and is subject to competition from other insurers throughout the United States. The Company is subject to regulation by the insurance department of states in which it is licensed, and undergoes periodic examinations by those departments.

   Estimates: In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

   The estimates susceptible to significant change are those used in determining deferred acquisition costs, the liabilities for policy reserves, losses and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

   Basis of Presentation: The accompanying financial statements include the accounts of United Investors, an indirect wholly-owned subsidiary of TMK, which is owned by Liberty National Life Insurance Company (81.18%) and Torchmark Corporation (18.82%). The financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP").

   Investments: United Investors classifies all of its fixed maturity investments, which include bonds and redeemable preferred stocks, as available for sale. Investments classified as available for sale are carried at fair value with unrealized gains and losses, net of deferred taxes, reflected as a component of accumulated other comprehensive income (loss) in shareholders' equity. Investments in equity securities, which include common and nonredeemable preferred stocks, are reported at fair value with unrealized gains and losses, net of deferred taxes, reflected as a component of accumulated other comprehensive income (loss) in shareholders' equity. Policy loans are carried at unpaid principal balances. Short-term investments include investments in certificates of deposit and other interest-bearing time deposits with original maturities within three months. Other long-term investments consist of investments in mutual funds which are carried at fair value. If an investment becomes permanently impaired, such impairment is treated as a realized loss and the investment is adjusted to fair value.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 1--Summary of Significant Accounting Policies (continued)

   Gains and losses realized on the disposition of investments are recognized as revenues and are determined on a specific identification basis.

   Realized investment gains and losses and investment income attributable to separate accounts are credited to the separate accounts and have no effect on United Investors' net income. Investment income attributable to policyholders is included in United Investors' net investment income. Net investment income for the years ended December 31, 2001, 2000 and 1999 included approximately $35,500, $35,600 and $35,900, respectively, which was allocable to policyholder reserves or accounts. Realized investment gains and losses are not allocable to policyholders.

   Determination of Fair Values of Financial Instruments: Fair value for cash, short-term investments, receivables and payables approximates carrying value. Fair values for investment securities approximate carrying value and are based on quoted market prices, where available. Otherwise, fair values are based on quoted market prices of comparable instruments. Fair value of future benefits for universal life and current interest products and annuity products are based on the fund value.

   Cash: Cash consists of balances on hand and on deposit in banks and financial institutions.

   Recognition of Revenue and Related Expenses: Premiums for insurance contracts which are not defined as universal life-type according to the Financial Accounting Standards Board's Statement of Accounting Standards (SFAS) 97 are recognized as revenue over the premium-paying period of the policy. Premiums for limited-payment life insurance contracts as defined by SFAS 97 are recognized over the contract period. Premiums for universal life-type and annuity contracts are added to the policy account value, and revenues from such products are recognized as charges to the policy account value for mortality, administration, and surrenders (retrospective deposit method). The related benefits and expenses are matched with revenues by means of the provision for future policy benefits and the amortization of deferred acquisition costs in a manner which recognizes profits as they are earned over the same period.

   Future Policy Benefits: The liability for future policy benefits for universal life-type products according to SFAS 97 is represented by policy account value. Annuity contracts are accounted for as deposit contracts. The liability for future policy benefits for other products is provided on the net level premium method based on estimated investment yields, mortality, persistency and other assumptions which were appropriate at the time the policies were issued. Assumptions used are based on United Investors' experience as adjusted to provide for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. If it is determined that future expected experience differs significantly from that assumed, the estimates are revised.

   Deferred Acquisition Costs and Value of Insurance Purchased: The costs of acquiring new insurance business are deferred. Such costs consist of sales commissions, underwriting expenses, and certain other selling expenses. The costs of acquiring new business through the purchase of other companies and blocks of insurance business are also deferred.

   Deferred acquisition costs and the value of insurance purchased, for policies other than universal life-type policies, according to SFAS 97, are amortized with interest over an estimate of the premium-paying period of the policies in a manner which charges each year's operations in proportion to the receipt of premium income. For limited-payment contracts, acquisition costs are amortized over the contract period. For universal life-type policies, acquisition costs are amortized with interest in proportion to estimated gross profits. The assumptions used as to interest, withdrawals and mortality are consistent with those used in computing the liability for future policy benefits and expenses. If it is determined that future experience differs significantly from that

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 1--Summary of Significant Accounting Policies (continued)

previously assumed, the estimates are revised. Deferred acquisition costs are adjusted to reflect the amounts associated with unrealized investment gains and losses pertaining to universal life-type products.

   Income Taxes: Income taxes are accounted for under the asset and liability method. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement book values and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

   Interest Expense: Interest expense includes interest on borrowed funds not used in the production of investment income. Interest expense relating to the production of investment income is deducted from investment income.

   Property and Equipment: Property and equipment is reported at cost less allowances for depreciation. Depreciation is provided on the straight-line method over the estimated useful lives of these assets which range from three to ten years.

   Goodwill: The Financial Accounting Standards Board (FASB) issued SFAS 142, Goodwill and Other Intangible Assets, which is effective on January 1, 2002. SFAS 142 changes the accounting for goodwill and certain other intangible assets from an amortization method to an impairment method. Accordingly, amortization of goodwill, including goodwill recorded in past business combinations, will cease upon adoption of that Statement. Goodwill will be tested annually for impairment based on the specific requirements outlined SFAS
142. United Investors adopted SFAS 142 on January 1, 2002. While United Investors is currently assessing the impact of SFAS 142 on its consolidated financial statements, it does not appear that goodwill is impaired. Because of the requirements of this Statement, United Investors' goodwill will be frozen at the December 2001 balance and not amortized. At December 31, 2001, United Investors goodwill was $26.6 million and previous annual goodwill amortization expense was approximately $1 million.

   Reclassification: Certain amounts in the financial statements presented have been reclassified from amounts previously reported in order to be comparable between years. These reclassifications have no effect on previously reported shareholders' equity or net income during the periods involved.

   Comprehensive Income: United Investors adopted SFAS 130, "Reporting Comprehensive Income," effective January 1, 1998. This standard defines comprehensive income as the change in equity of a business enterprise during a period from transactions from all nonowner sources. It requires UILIC to display comprehensive income for the period, consisting of net income and other comprehensive income. In compliance with SFAS 130, Statements of Comprehensive Income are included as an integral part of the financial statements.

   Derivatives: Accounting for Derivative Instruments and Hedging Activities (SFAS 133), as amended, is effective for all fiscal quarters of all fiscal years beginning after June 15, 2000. This statement establishes standards for the accounting and reporting of derivative instruments. It requires that all derivatives be recognized as assets or liabilities on the balance sheet and be measured at fair value. Adoption of SFAS 133 did not have a material impact on UILIC's financial statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)


Note 2--Statutory Accounting

   United Investors is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from GAAP. Net income and shareholders' equity on a statutory basis for United Investors were as follows:

                     Net Income                            Shareholders' Equity
              Year Ended December 31,                         At December 31,
         ----------------------------------------        ---------------------------------
           2001          2000             1999              2001               2000
         --------      --------         --------         ----------         ----------
          $38,769       $30,985          $49,235           $166,795           $150,228

   The excess of shareholders' equity on a GAAP basis over that determined on a statutory basis may not be available for distribution to shareholders without regulatory approval.

   A reconciliation of United Investors' statutory net income to GAAP net income is as follows:

                                                    Year Ended December 31,
                                                   ----------------------------
                                                     2001      2000      1999
                                                   --------  --------  --------
   Statutory net income........................... $ 38,769  $ 30,985  $ 49,235
   Deferral of acquisition costs..................   44,350    95,149    58,880
   Amortization of acquisition costs..............  (62,027)  (41,944)  (33,284)
   Differences in policy liabilities..............   53,815    (3,572)   (3,887)
   Deferred income taxes..........................  (16,376)  (17,500)   (6,996)
   Other..........................................    4,490       854    (5,751)
                                                   --------  --------  --------
   GAAP net income................................ $ 63,021  $ 63,972  $ 58,197
                                                   ========  ========  ========

   A reconciliation of United Investors' statutory shareholders' equity to GAAP shareholders' equity is as follows:

                                                               Year Ended
                                                              December 31,
                                                            ------------------
                                                              2001      2000
                                                            --------  --------
   Statutory shareholders' equity.........................  $166,795  $150,228
   Difference in future policy benefits...................    58,912     6,101
   Differences in policy liabilities......................    (3,175)   (3,332)
   Deferred acquisition cost and value of insurance
    purchased.............................................   288,799   306,476
   Deferred income taxes..................................   (94,628)  (69,408)
   Asset valuation reserve................................     2,917     6,992
   Nonadmitted assets.....................................     4,404     5,628
   Fair value adjustment on fixed maturities available for
    sale..................................................     2,688   (23,746)
   Fair value adjustment on preferred stock of affiliate..   188,212   188,212
   Goodwill...............................................    26,628    27,573
   Due and deferred premiums..............................   (28,358)  (29,243)
   Other..................................................   (1,796)       693
                                                            --------  --------
   GAAP shareholders' equity..............................  $611,398  $566,174
                                                            ========  ========

   The NAIC requires that a risk based capital formula be applied to all life and health insurers. The risk based capital formula is a threshold formula rather than a target capital formula. It is designed only to identify companies that require regulatory attention and is not to be used to rate or rank companies that are adequately capitalized. United Investors is adequately capitalized under the risk based capital formula.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)


Note 3--Investment Operations

   Investment income is summarized as follows:

                                                    Year Ended December 31,
                                                    --------------------------
                                                     2001     2000      1999
                                                    -------  -------  --------
 Fixed maturities.................................. $46,336  $45,152  $ 45,728
 Policy loans......................................   1,561    1,448     1,327
 Other long-term investments.......................     114       17       135
 Short-term investments............................   1,057      827       468
 Other income......................................       0       65         0
 Interest and dividends from affiliates............  16,385   16,622    16,532
                                                    -------  -------  --------
                                                     65,453   64,131    64,190
 Less investment expense...........................  (1,140)    (659)     (802)
                                                    -------  -------  --------
 Net investment income............................. $64,313  $63,472  $ 63,388
                                                    =======  =======  ========

 Analysis of gains (losses) from investments:
  Realized investments gains (losses)
   Fixed maturities................................ $   320  $(6,368) $ (5,023)
   Equity securities other.........................       0      884         0
                                                    -------  -------  --------
                                                    $   320  $(5,484) $ (5,023)
                                                    =======  =======  ========

Analysis of change in unrealized gains (losses):
 Net change in unrealized investments gains
  (losses) on fixed maturities available for sale
  before tax....................................... $25,107   $4,100  $(56,221)
 Net change in unrealized gains (losses) on equity
  securities.......................................       0      765      (765)
 Net change in unrealized investments gains
  (losses) on short-term investments before tax....      (9)       9         2
 Adjustment for deferred acquisition cost..........  (6,430)  (1,855)   14,042
 Applicable tax....................................  (6,533)  (1,057)   15,030
                                                    -------  -------  --------
 Net change in unrealized gains (losses) on short-
  term investments and fixed maturities available
  for sale......................................... $12,135  $ 1,962  $(27,912)
                                                    =======  =======  ========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 3--Investment Operations (continued)

   A summary of fixed maturities available for sale by cost or amortized cost, gross unrealized gains and losses, fair value and carrying value at December 31, 2001 and 2000 is as follows:

                                       Gross      Gross             Amount per
                           Amortized Unrealized Unrealized   Fair   the Balance
2001:                        Cost      Gains      Losses    Value      Sheet
-----                      --------- ---------- ---------- -------- -----------
 Fixed maturities avail-
  able for sale:
 Bonds:
  U.S. Government direct
   obligations and
   agencies............... $  6,370   $   261    $     (7) $  6,624  $  6,624
  GNMA's..................   30,347     1,914           0    32,261    32,261
  Other mortgage-backed
   securities.............   25,717     1,736           0    27,453    27,453
  States, municipalities
   and political
   subdivisions...........    5,517       148           0     5,665     5,665
  Foreign governments.....    7,018       707           0     7,725     7,725
  Public utilities........   89,407       973      (2,143)   88,237    88,237
  Industrial and
   miscellaneous..........  475,729    12,775     (12,724)  475,780   475,780
  Asset-backed
   securities.............    5,222       152        (240)    5,134     5,134
                           --------   -------    --------  --------  --------
  Total fixed maturities.. $645,327   $18,666    $(15,114) $648,879  $648,879
                           ========   =======    ========  ========  ========

                            Cost or    Gross      Gross             Amount per
                           Amortized Unrealized Unrealized   Fair   the Balance
2000:                        Cost      Gains      Losses    Value      Sheet
-----                      --------- ---------- ---------- -------- -----------
 Fixed maturities avail-
  able for sale:
 Bonds:
  U.S. Government direct
   obligations and
   agencies............... $  6,851   $   133    $     (0) $  6,984  $  6,984
  GNMA's..................   44,780     1,356         (72)   46,064    46,064
  Mortgage-backed
   securities, GNMA
   collateral.............      556         0          (1)      555       555
  Other mortgage-backed
   securities ............   41,990     1,717           0    43,707    43,707
  States, municipalities
   and political
   subdivisions...........   17,985       262          (1)   18,246    18,246
  Foreign governments.....    4,015       161           0     4,176     4,176
  Public utilities........   47,312     1,006        (406)   47,912    47,912
  Industrial and
   miscellaneous..........  404,330     5,587     (29,881)  380,036   380,036
  Asset-backed
   securities.............   15,654        67      (1,483)   14,238    14,238
                           --------   -------    --------  --------  --------
  Total fixed maturities.. $583,473   $10,289    $(31,844) $561,918  $561,918
                           ========   =======    ========  ========  ========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 3--Investment Operations (continued)

   A schedule of fixed maturities by contractual maturity at December 31, 2001 is shown below on an amortized cost basis and on a fair value basis. Actual maturities could differ from contractual maturities due to call or prepayment provisions.

                                                             Amortized   Fair
                                                               Cost     Value
                                                             --------- --------
   Fixed maturities available for sale:
    Due in one year or less................................. $ 12,438  $ 12,763
    Due from one year to five years.........................   77,120    77,436
    Due from five years to ten years........................  317,608   321,150
    Due after ten years.....................................  176,875   172,682
                                                             --------  --------
                                                              584,041   584,031
   Mortgage- and asset-backed securities....................   61,286    64,848
                                                             --------  --------
                                                             $645,327  $648,879
                                                             ========  ========

   Proceeds from sales of fixed maturities available for sale were $163,665 in 2001, $78,483 in 2000 and $152,270 in 1999. Gross gains realized on these sales were $6,296 in 2001, $766 in 2000 and $337 in 1999. Gross losses realized on these sales were $969 in 2001, $3,101 in 2000 and $5,653 in 1999.

   Proceeds from sales of equity securities were $0 in 2001, $4,284 in 2000 and $0 in 1999. Gross gains realized on these sales were $0 in 2001, $844 in 2000 and $0 in 1999. No gross losses were realized on these sales in 2001, 2000 and 1999.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 4--Deferred Acquisition Cost and Value of Insurance Purchased

  An analysis of deferred acquisition costs and the value of insurance purchased is as follows:

                                  2001                  2000                  1999
                          --------------------- --------------------- ---------------------
                           Deferred   Value of   Deferred   Value of   Deferred   Value of
                          Acquisition Insurance Acquisition Insurance Acquisition Insurance
                             Cost     Purchased    Cost     Purchased    Cost     Purchased
                          ----------- --------- ----------- --------- ----------- ---------
Balance at beginning of
 year...................   $285,130    $21,346   $227,170    $26,101   $183,033    $30,600
 Additions:
  Deferred during peri-
   od:
  Commissions...........     27,122          0     72,887          0     49,812          0
  Other expenses........     17,228          0     22,262          0      9,068          0
                           --------    -------   --------    -------   --------    -------
   Total deferred.......     44,350          0     95,149          0     58,880          0
  Value of insurance
   purchased............          0          0          0          0          0          0
 Adjustment attributable
  to unrealized invest-
  ment loss (1).........          0          0          0          0     14,042          0
                           --------    -------   --------    -------   --------    -------
   Total additions......     44,350          0     95,149          0     72,922          0
 Deductions:
  Amortized during peri-
   od...................    (47,733)    (7,864)   (35,334)    (4,755)   (28,785)    (4,499)
  Adjustment
   attributable to
   unrealized investment
   gains (1)............          0          0          0          0          0          0
  Adjustment attribut-
   able to realized in-
   vestment gains (1)...     (6,430)         0     (1,855)         0          0          0
                           --------    -------   --------    -------   --------    -------
  Total deductions......    (54,163)    (7,864)   (37,189)    (4,755)   (28,785)    (4,499)
                           --------    -------   --------    -------   --------    -------
Balance at end of year..   $275,317    $13,482   $285,130    $21,346   $227,170    $26,101
                           ========    =======   ========    =======   ========    =======

--------
(1) Represents amounts pertaining to investments relating to universal life-type products.

  The amount of interest accrued on the unamortized balance of value of insurance purchased was approximately $262, $423 and $578 for the years ended December 31, 2001, 2000 and 1999, respectively. The average interest accrual rates used were 6.00%, 6.00% and 6.15%, respectively. The estimated amount of the unamortized value of business purchased balance at December 31, 2001 to be amortized during each of the next five years is: 2002, $4,205; 2003, $3,080; 2004, $2,376; 2005, $2,010; and 2006, $1,811.

  In the event of lapses or early withdrawals in excess of those assumed, deferred acquisition costs and the value of insurance purchased may not be recoverable.

Note 5--Property and Equipment

  A summary of property and equipment used in the business is as follows:

                                          At December 31,     At December 31,
                                               2001                2000
                                        ------------------- -------------------
                                               Accumulated         Accumulated
                                         Cost  Depreciation  Cost  Depreciation
                                        ------ ------------ ------ ------------
Data processing equipment.............. $  572    $  349    $  552    $  271
Transportation equipment...............     74        12        89        36
Furniture and office equipment.........  1,074       937       983       926
                                        ------    ------    ------    ------
  Total................................ $1,720    $1,298    $1,624    $1,233
                                        ======    ======    ======    ======

  Depreciation expense on property and equipment was $100, $72 and $41 in each of the years 2001, 2000 and 1999, respectively.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 6--Future Policy Benefit Reserves

   A summary of the assumptions used in determining the liability for future policy benefits at December 31, 2001 is as follows:

                           Individual Life Insurance

Interest Assumptions:

                                                  Percent of
      Years of Issue         Interest Rates       Liability
      --------------   -------------------------- ----------
      1962-2001        3.00% level to 6.00% level     21%
      1986-1992             7.00% graded to 6.00%     24%
      1962-1985             8.50% graded to 6.00%      2%
      1981-1985             8.50% graded to 7.00%      2%
      1984-2001                Interest Sensitive     51%
                                                     ----
                                                     100%
                                                     ====

Mortality assumptions:
  The mortality tables used are various statutory mortality tables and modifications of:

                          1965-70 Select and Ultimate Table
                          1975-80 Select and Ultimate Table

Withdrawal assumptions:
  Withdrawal assumptions are based on United Investors' experience.

Note 7--Income Taxes

   United Investors is included in the life-nonlife consolidated federal income tax return filed by Torchmark. Under the tax allocation agreement with Torchmark, a company with taxable income pays tax equal to the amount it would pay if it filed a separate tax return. A company with a loss is paid a tax benefit currently to the extent that affiliated companies with taxable income utilize that loss.

  Total income taxes were allocated as follows:

                                                   Year Ended December 31,
                                                   --------------------------
                                                    2001     2000      1999
                                                   -------  -------  --------
   Operating income............................... $20,473  $21,828  $ 23,112
   Shareholders' equity:
    Unrealized investment gains (losses)..........   6,533    1,057   (15,030)
    Tax basis compensation expense in excess of
     amounts recognized for financial reporting
     purposes from the exercise of stock options..    (609)     (48)     (326)
   Change in accounting principle.................  (2,156)       0         0
   Other..........................................   1,655        0       132
                                                   -------  -------  --------
                                                   $25,896  $22,837  $  7,888
                                                   =======  =======  ========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 7--Income Taxes (continued)

   Income tax expense before the adjustments to shareholders' equity is summarized below:

                                                        Year Ended December 31,
                                                        -----------------------
                                                         2001    2000    1999
                                                        ------- ------- -------
    Current income tax expense......................... $ 4,961 $ 4,328 $16,116
    Deferred income tax expense........................  15,512  17,500   6,996
                                                        ------- ------- -------
                                                        $20,473 $21,828 $23,112
                                                        ======= ======= =======

   The effective income tax rate differed from the expected 35% rate in 2001, 2000 and 1999 as shown below:

                                             Year Ended December 31,
                                       ----------------------------------------
                                        2001     %    2000     %    1999     %
                                       -------  ---  -------  ---  -------  ---
   Expected income taxes.............  $30,624   35% $30,030   35% $28,458   35%
   Increase (reduction) in income
    taxes resulting from:
    Tax-exempt investment income.....  (10,498) (12)  (8,540) (10)  (5,682)  (7)
    Purchase accounting differences..      331    0      331    0      331    0
    Other............................       16    0        7    0        5    0
                                       -------  ---  -------  ---  -------  ---
   Income taxes......................  $20,473   23% $21,828   25% $23,112   28%
                                       =======  ===  =======  ===  =======  ===

   The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below:

                                                        Year Ended December 31,
                                                       -------------------------
                                                         2001     2000    1999
                                                       -------- -------- -------
   Deferred tax assets:
    Unrealized investment losses.....................  $      0 $  5,544 $ 6,601
    Present value of future policy surrender
     charges.........................................    32,821   39,964  28,534
    Other liabilities, principally due to the current
     nondeductibilty for tax purposes of certain
     accrued expenses................................     1,036      274     183
                                                       -------- -------- -------
    Total gross deferred tax assets..................    33,857   45,782  35,318
   Deferred tax liabilities:
    Unrealized investment gains......................       990        0       0
    Future policy benefits and unearned and advance
     premiums........................................    31,151   19,996   8,599
    Deferred acquisition costs.......................    79,463   88,320  73,791
    Other............................................    13,205    6,874   4,469
                                                       -------- -------- -------
    Total gross deferred tax liabilities.............   124,809  115,190  86,859
                                                       -------- -------- -------
   Net deferred tax liability........................  $ 90,952 $ 69,408 $51,541
                                                       ======== ======== =======

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 7--Income Taxes (continued)

   In United Investors' opinion, all deferred tax assets will be recoverable.

   United Investors has not recognized a deferred tax liability of approximately $2,200 that arose prior to 1984 on temporary differences related to its policyholders' surplus account. A current tax expense will be recognized in the future if this tax becomes payable.

Note 8--Postretirement Benefits

   Pension Plans: United Investors participates in retirement benefit plans and savings plans which cover substantially all employees. There is also a nonqualified excess benefit plan which covers certain employees. The plans cover primarily employees of United Investors, Liberty National and Torchmark. The total cost of these retirement plans charged to UILIC's operations was as follows:

                                                                         Defined
                                                              Defined    Benefit
   Year Ended                                               Contribution Pension
   December 31,                                                Plans      Plans
   ------------                                             ------------ -------
    2001..................................................      $83       $ 77
    2000..................................................       79         54
    1999..................................................       71        121

   United Investors accrues expense for the defined contribution plans based on a percentage of the employees contributions. The plans are funded by the employee contributions and a United Investors contribution equal to the amount of accrued expense.

   Cost for the defined benefit pension plans has been calculated on the projected unit credit actuarial cost method. Contributions are made to the pension plans subject to minimums required by regulation and maximums allowed for tax purposes. Accrued pension expense in excess of amounts contributed has been recorded as a liability in UILIC's financial statements and was $55 thousand and $109 thousand at December 31, 2001 and 2000, respectively. The total unfunded plan liability recorded at December 31, 2001 was $821. The plans covering the majority of employees are organized as trust funds whose assets consist primarily of investments in marketable long-term fixed maturities and equity securities which are valued at fair value.

   Net periodic pension cost for the defined benefit plans by expense component was as follows:

                                                    Year Ended December 31,
                                                    -------------------------
                                                     2001     2000     1999
                                                    -------  -------  -------
   Service cost--benefits earned during period..... $   713  $   643  $   725
   Interest cost on projected benefit obligation...   1,579    1,420    1,420
   Return on assets................................  (1,727)  (1,649)  (3,035)
   Net amortization and deferral...................     (51)     (52)   1,701
                                                    -------  -------  -------
    Total net periodic cost........................     514      362      811
    Periodic cost allocated to other participating
     employers.....................................     437      308      689
                                                    -------  -------  -------
   UILIC's net periodic cost....................... $    77  $    54  $   122
                                                    =======  =======  =======

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 8--Postretirement Benefits (continued)

   The following table presents a reconciliation from the beginning to the end of the year of the benefit obligation and plan assets. This table also presents a reconciliation of the plans funded status with the amounts recognized on United Investors' and Liberty National's, the plan sponsor, balance sheet.

                                                                 Pension
                                                              Benefits For
                                                             the year ended
                                                              December 31,
                                                             ----------------
                                                              2001     2000
                                                             -------  -------
   Changes in benefit obligation:
   Obligation at the beginning of year...................... $18,280  $18,632
   Service cost.............................................     713      642
   Interest cost............................................   1,579    1,420
   Actuarial gain (loss)....................................   3,198     (290)
   Benefits paid............................................  (1,649)  (2,124)
                                                             -------  -------
   Obligation at the end of year............................ $22,121   18,280

   Changes in plan assets:
   Fair value at the beginning of year......................  21,057   20,516
   Return on assets.........................................   1,042    2,665
   Contributions............................................     514        0
   Benefits paid............................................  (1,649)  (2,124)
                                                             -------  -------
   Fair value at the end of year............................  20,964   21,057
                                                             -------  -------

       Funded status at year end............................  (1,157)   2,777

   Unrecognized amounts at year end:
   Unrecognized actuarial loss (gain).......................     426   (3,456)
   Unrecognized prior service cost..........................     (90)    (142)
   Unrecognized transition obligation.......................       0        0
                                                             -------  -------
     Net amount recognized at year end...................... $  (821) $  (821)
                                                             =======  =======
   Amounts recognized consist of:
   Prepaid benefit cost..................................... $     0  $     0
   Accrued benefit liability................................    (821)    (821)
   Intangible asset.........................................       0        0
                                                             -------  -------
    Net amount recognized at year end.......................    (821)    (821)
    Net amount recognized allocated to other participating
     employers..............................................    (766)    (712)
                                                             -------  -------
   UILIC's net amount recognized at year end................ $   (55) $  (109)
                                                             =======  =======

   The weighted average assumed discount rates used in determining the actuarial benefit obligations were 7.25% and 7.5% in 2001 and 2000, respectively. The rate of assumed compensation increase was 4.5% for 2001 and 2000, respectively, while the expected long-term rate of return on plan assets was 9.25% in 2001 and 2000, respectively.

   Postretirement Benefit Plans Other Than Pensions: United Investors provides postretirement life insurance benefits for most retired employees, and also provides additional postretirement life insurance benefits for certain key employees. The majority of the life insurance benefits are accrued over the working lives of active employees.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 8--Postretirement Benefits (continued)

   United Investors' employees are not eligible for postretirement benefits other than pension or life insurance. However, Liberty National, the majority stockholder of United Investors, does subsidize a portion of the cost for health insurance benefits for employees of United Investors who retired before February 1, 1993 and before age sixty-five, covering them until they attain the age of sixty-five. Eligibility for this benefit was generally achieved at age fifty-five with at least fifteen years of service. This subsidy is minimal to retired employees who did not retire before February 1, 1993. This plan is unfunded and the liability and expense related to United Investors' employees is being reflected in the financial statements of Liberty National, the majority stockholder of United Investors.

Note 9--Related Party Transactions

   United Investors was charged for space, equipment and services provided by an affiliate amounting to $1,852 for 2001, $1,835 for 2000 and $1,835 for 1999.

   Torchmark performed certain administrative services for United Investors for which it was charged $720 in 2001, $516 in 2000 and $408 in 1999.

   During 1999, United Investors loaned in a series of notes $117,800 to Torchmark and Liberty National. These notes had 5.5% interest rate and were repaid in 1999. In addition, Torchmark repaid a $35,000 note originated in 1994 having an interest rate of 8.110% and borrowed an additional $35,000 at an interest rate of 7.05%. During 1999, United Investors received interest income of $4,300 from these notes which is included in the accompanying financial statements.

   United Investors in 2000 loaned in a series of notes $147,950 to Torchmark, Liberty National and United American Insurance Company ("United American"), affiliated companies. These notes had a 6.0% interest rate and all these notes were repaid in 2000. The interest income related to these notes of $3,424 is included in the accompanying financial statements.

   During 2001, United Investors loaned in a series of notes $108,700 to United American, Torchmark, Globe Life and Accident Insurance Company ("Globe") and American Income Life Insurance Company ("American Income"), affiliated companies. These notes had interest rates ranging from 4% to 6% and all these notes were repaid in 2001. The interest income related to these notes of $419 is included in the accompanying financial statements.

   In addition, Torchmark in 2000 exchanged 52,200 shares of its preferred stock with United Investors for $52,200 in intercompany debt.

   During 1999, United Investors borrowed in a series of notes $81,400 from Torchmark, Liberty National, Globe and United American, affiliated companies. All these notes had a 5.5% interest rate and were repaid in 1999. The interest expense related to these notes of $204 is included in the accompanying financial statements.

   United Investors in 2000 borrowed in a series of loans totaling $101,000 from Torchmark, Liberty National, Globe and American Income, affiliated companies. All these notes were repaid in 2000 and had an interest rate of 6.00%. The interest expense related to these notes of $636 is included in the accompanying financial statements.

   During 2001, United Investors borrowed in a series of notes $45,600 from Globe, Liberty National and United American, affiliated companies. These notes had interest rates ranging from 4% to 6% and all these notes were repaid in 2001. The interest expense related to these notes of $230 is included in the accompanying financial statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 9--Related Party Transactions (continued)

   Effective January 1, 1997 United Investors assumed a block of annuity products totaling $200,321 from United American on 100% funds withheld basis. In connection with this transaction, United Investors paid a ceding fee totaling $21,305, $10,000 of which was paid in cash, and recorded a due from affiliates totaling $189,016 at the end of 1997. The funds withheld totaled $274,216 and $284,759 at December, 2001 and 2000, respectively. Interest income totaled $23,302, $19,619 and $17,058 in 2001, 2000 and 1999, respectively, and is included in other income. The reserve for annuity balances assumed in connection with this business totaled f$276,572 and $300,698 as of December 31, 2001 and 2000, respectively. United Investors reimbursed United American for administrative expense in the amount of $422, $654 and $933 in 2001, 2000 and 1999, respectively.

   United Investors serves as sponsor to seven separate accounts.

   On March 3, 1998, Waddell & Reed Financial, Inc. contributed 188,212 shares of TMK 6 1/2% Cumulative Preferred Stock, Series A to UILIC due to the reorganization discussed in Note 1--Summary of Significant Accounting Policies. Dividend income, on these shares, was $15,966 in 2001, $13,198 in 2000 and $12,234 in 1999.

Note 10--Commitments and Contingencies

   Reinsurance: United Investors reinsures that portion of insurance risk which is in excess of its retention limit. The maximum net retention limit for ordinary life insurance is $500 per life. Life insurance ceded represented 4% of total life insurance in force at December 31, 2001 and 3% of premium income for 2001. United Investors would be liable for the reinsured risks ceded to other companies to the extent that such reinsuring companies are unable to meet their obligation. Except as disclosed in Note 9, United Investors does not assume insurance risks of other companies.

   Restrictions on the Transfer of Funds: Regulatory restrictions exist on the transfer of funds from insurance companies. These restrictions generally limit the payment of dividends to the statutory net gain from operations of the prior year in the absence of special approval. Additionally, insurance companies are not permitted to distribute the excess of shareholders' equity as determined on a GAAP basis over that determined on a statutory basis. Restricted net assets at December 31, 2001 in compliance with all regulations were $445,143. Without formal regulatory approval, United Investors can pay its stockholders dividends of approximately $45.8 million in 2002.

   Litigation: United Investors is engaged in routine litigation arising from the normal course of business. In management's opinion, this litigation will not materially affect United Investors' financial position or results of operations. On March 19, 2002, an Alabama jury awarded $50 million compensatory damages to United Investors against Waddell & Reed Financial, Inc. and subsidiaries. WDR is a former distributor of United Investors' variable annuities. The dispute arose regarding certain compensation on United Investors' in-force block of variable annuities and alleged a scheme by WDR to improperly replace United Investors' variable annuities with another company. United Investors will not record this award as income until all appeals, if any, are completed. In addition, United Investors' request for injunctive relief to prohibit future improper policy replacements by WDR remains to be decided by the Court.

   Concentrations of Credit Risk: United Investors maintains a highly diversified investment portfolio with limited concentration in any given region, industry, or economic characteristic. The portfolio consists of securities of the U.S. government or U.S. government-backed securities (4%); nongovernment-guaranteed

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 10--Commitments and Contingencies (continued)

mortgage-backed securities (3%); securities of state and municipal governments (1%); investment-grade corporate bonds (55%); preferred stock in affiliates (26%); noninvestment-grade securities (7%); and policy loans (2%), which are secured by the underlying insurance policy values. The balance of the portfolio is invested in short-term investments.

   Investments in municipal governments and corporations are made throughout the U.S. with no concentration in any given state. Corporate debt and equity investments are made in a wide range of industries. At December 31, 2001, 3% or more of the portfolio was invested in the following industries: Electric, gas, and sanitary services (10%); depository institutions (10%); nondepository credit institutions (7%); and communications (4%). At year-end 2001, 10% of the carrying value of fixed maturities was rated below investment grade (BB or lower as rated by Moody's, Standard & Poor's, or the equivalent NAIC designation). Par value of these investments was $77.0 million, amortized cost was $70.1 million, and market value was $62.1 million. While these investments could be subject to additional credit risk, such risk should generally be reflected in market value.

   Collateral Requirements: United Investors requires collateral for investments in instruments where collateral is available and typically required because of the nature of the investment. Since the majority of United Investors' investments are in government, government-secured, or corporate securities, the requirement for collateral is rare.

Note 11--Supplemental Disclosures of Cash Flow Information

   The following table summarizes United Investors' noncash transactions, which are not reflected on the statement of cash flows as required by GAAP:

                                                     Year Ended December 31,
                                                    ---------------------------
                                                      2001      2000     1999
                                                    --------  -------- --------
       Due from affiliates......................... $274,216  $284,759 $274,744
       Future policy benefits......................  276,572   300,698  287,376

   The following table summarizes certain amounts paid (refund) during the period:

                                                     Year Ended December 31,
                                                    ---------------------------
                                                      2001      2000     1999
                                                    --------  -------- --------
       Taxes paid.................................. $(16,952) $  7,942  $13,142
       Interest paid...............................      230       636      204

Note 12--Business Segments

   United Investors' segments are based on the insurance product lines it markets and administers, life insurance and annuities. These major product lines are set out as segments because of the common characteristics of products within these categories, comparability of margins, and the similarity in regulatory environment and management techniques. There is also an investment segment which manages the investment portfolio, debt, and cash flow for the insurance segments and the corporate function.

   Life insurance products include traditional and interest-sensitive whole life insurance as well as term life and variable life insurance. Annuities include both fixed-benefit and variable contracts. Variable contracts allow policyholders to choose from a variety of mutual funds in which to direct their deposits.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

   United Investors markets its insurance products through a number of distribution channels, each of which sells the products of one or more of United Investors' insurance segments. The tables below present segment premium revenue by each of United Investors' marketing groups.

                                                For the Year 2001
                                     ------------------------------------------
                                         Life         Annuity         Total
                                     -------------  ------------  -------------
                                             % of          % of           % of
Distribution Channel                 Amount  Total  Amount Total  Amount  Total
--------------------                 ------- -----  ------ -----  ------- -----
Independent Producers............... $ 5,973   6.9%  $--          $ 5,973   6.9%
Waddell & Reed......................  61,693  71.2%                61,693  70.9%
Liberty National....................  12,746  14.7%                12,746  14.7%
United American ....................     163   0.2%   339  100.0%     502   0.6%
Globe Direct Response...............   6,044   7.0%                 6,044   7.0%
                                     ------- -----   ----  -----  ------- -----
                                     $86,619 100.0%  $339  100.0% $86,958 100.0%
                                     ======= =====   ====  =====  ======= =====

                                                For the Year 2000
                                     ------------------------------------------
                                         Life         Annuity         Total
                                     -------------  ------------  -------------
                                             % of          % of           % of
Distribution Channel                 Amount  Total  Amount Total  Amount  Total
--------------------                 ------- -----  ------ -----  ------- -----
Independent Producers............... $ 6,261   7.9%  $--          $ 6,261   7.8%
Waddell & Reed......................  61,691  77.9%                61,691  77.3%
Liberty National....................   9,639  12.2%                 9,639  12.1%
United American ....................      66   0.1%   641  100.0%     707   0.9%
Globe Direct Response...............   1,507   1.9%                 1,507   1.9%
                                     ------- -----   ----  -----  ------- -----
                                     $79,164 100.0%  $641  100.0% $79,805 100.0%
                                     ======= =====   ====  =====  ======= =====
                                                For the Year 1999
                                     ------------------------------------------
                                         Life         Annuity         Total
                                     -------------  ------------  -------------
                                             % of          % of           % of
Distribution Channel                 Amount  Total  Amount Total  Amount  Total
--------------------                 ------- -----  ------ -----  ------- -----
Independent Producers............... $ 6,526   8.9%  $--          $ 6,526   8.9%
Waddell & Reed......................  60,996  83.2%                60,996  82.7%
Liberty National....................   5,399   7.4%                 5,399   7.3%
United American.....................      48   0.1%   473  100.0%     521   0.7%
Globe Direct Response...............     276   0.4%                   276   0.4%
                                     ------- -----   ----  -----  ------- -----
                                     $73,245 100.0%  $473  100.0% $73,718 100.0%
                                     ======= =====   ====  =====  ======= =====

   Because of the nature of the insurance industry, United Investors has no individual or group which would be considered a major customer. Substantially all of United Investors' business is conducted in the United States, primarily in the Southeast and Southwestern regions.

   The measure of profitability for insurance segments is underwriting income before other income and administrative expenses, in accordance with the manner the segments are managed. It essentially represents gross profit margin on insurance products before administrative expenses and consists of premium, less net policy obligations, acquisition expenses, and commissions. It differs from GAAP pretax operating income before other income and administrative expense for two primary reasons. First, there is a reduction to

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

policy obligations for interest credited by contract to policyholders because this interest is earned and credited by the investment segment. Second, interest is also added to acquisition expense which represents the implied interest cost of deferred acquisition costs, which is funded by and is attributed to the investment segment.

   The measure of profitability for the investment segment is excess investment income, which represents the income earned on the investment portfolio in excess of net policy requirements. The investment segment is measured on a tax-equivalent basis, equating the return on tax-exempt investments to the pretax return on taxable investments. Other than the above-mentioned interest allocations, there are no other intersegment revenues or expenses. All other unallocated revenues and expenses on a pretax basis, including insurance administrative expense, are included in the "Other" segment category. The table below sets forth a reconciliation of United Investors' revenues and operations by segment to its major income statement line items.

                                            For the Year 2001
                         ----------------------------------------------------------
                          Life    Annuity  Investment  Other    Adjustments  Total
                         -------  -------  ---------- --------  ----------- -------
Revenues
 Premiums............... $86,619  $   339   $   --    $    --      $ --     $86,958
 Policy charges and
  fees..................  22,984   59,461                                    82,445
 Net investment income..                     64,313                          64,313
 Other income...........           23,302                                    23,302
                         -------  -------   -------   --------     -----    -------
  Total deferred........ 109,603   83,102    64,313                         257,018

Benefits and Expenses
 Policy benefits........  67,130   28,473                                    95,603
 Required reserve
  interest.............. (21,001) (14,460)   35,461                               0
 Amortization of
  acquisition costs.....  22,409   33,188                                    55,597
 Commissions and premium
  taxes.................   6,308    2,303                                     8,611
 Required interest on
  acquisition costs.....  10,252    8,417   (18,669)                              0
                         -------  -------   -------   --------     -----    -------
  Total deferred........  85,098   57,921    16,792                         159,811
                         -------  -------   -------   --------     -----    -------
 Underwriting income
  before other income
  and administrative
  expense...............  24,505   25,181    47,521                          97,207
 Administrative
  expense...............                                 9,083                9,083
 Goodwill amortization..                                   946                  946
 Deferred acquisition
  cost adjustment.......                                                          0
                         -------  -------   -------   --------     -----    -------
 Pretax operating
  income................ $24,505  $25,181   $47,521   $(10,029)    $ --     $87,178
                         =======  =======   =======   ========     =====
 Realized investment gains/losses and deferred acquisition cost
  adjustment............................................................        320
                                                                            -------
  Operating income before income taxes..................................    $87,498
                                                                            =======

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 12--Business Segments (continued)

                                             For the Year 2000
                         ------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments  Total
                         --------  --------  ---------- -------  ----------- --------
Revenues
 Premium................ $ 79,164  $    641   $    --   $   --      $ --     $ 79,805
 Policy charges and
  fees..................   19,218    52,150                                    71,368
 Net investment income..                        63,472                         63,472
 Other income...........             19,619                                    19,619
                         --------  --------   --------  -------     -----    --------
  Total Revenues........   98,382    72,410     63,472                        234,264

Benefits and Expenses
 Policy benefits........   59,131    28,706                                    87,837
 Required reserve
  interest..............  (19,888)  (15,741)    35,629                              0
 Amortization of
  acquisition costs.....   20,353    19,736                                    40,089
 Commissions and premium
  taxes.................    5,358     2,049                                     7,407
 Required interest on
  acquisition costs.....    8,896     7,128    (16,024)                             0
                         --------  --------   --------  -------     -----    --------
  Total Benefits and
   Expenses.............   73,850    41,878     19,605                        135,333
                         --------  --------   --------  -------     -----    --------

 Underwriting income
  before other income
  and administrative
  expense...............   24,532    30,532     43,867                         98,931
 Administrative
  expense...............                                  6,701                 6,701
 Goodwill amortization..                                    946                   946
 Deferred acquisition
  cost adjustment.......                                                            0
                         --------  --------   --------  -------     -----    --------
 Pretax operating
  income................ $ 24,532  $ 30,532   $ 43,867  $(7,647)    $ --       91,284
                         ========  ========   ========  =======     =====
 Realized investment losses and deferred acquisition cost adjustment.....      (5,484)
                                                                             --------
  Operating income before income taxes...................................    $ 85,800
                                                                             ========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

                                             For the Year 1999
                         ------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments  Total
                         --------  --------  ---------- -------  ----------- --------
Revenues
 Premium................ $ 73,245  $    473   $    --   $   --      $ --     $ 73,718
 Policy charges and
  fees..................   16,251    40,401                                    56,652
 Net investment income..                        63,388                         63,388
 Other income...........             17,058                                    17,058
                         --------  --------   --------  -------     -----    --------
  Total Revenues........   89,496    57,932     63,388                        210,816

Benefits and Expenses
 Policy benefits........   51,595    26,686                                    78,281
 Required reserve
  interest..............  (19,262)  (16,625)    35,887                              0
 Amortization of
  acquisition costs.....   18,377    14,907                                    33,284
 Commissions and premium
  taxes.................    5,207       690                                     5,897
 Required interest on
  acquisition costs.....    8,179     5,646    (13,825)                             0
                         --------  --------   --------  -------     -----    --------
  Total Benefits and
   Expenses.............   64,096    31,304     22,062                        117,462
                         --------  --------   --------  -------     -----    --------

 Underwriting income
  before other income
  and administrative
  expense...............   25,400    26,628     41,326                         93,354
 Administrative
  expense...............                                  6,076                 6,076
 Goodwill amortization..                                    946                   946
 Deferred acquisition
  cost adjustment.......                                                            0
                         --------  --------   --------  -------     -----    --------
 Pretax operating
  income................ $ 25,400  $ 26,628   $ 41,326  $(7,022)    $ --       86,332
                         ========  ========   ========  =======     =====
 Realized investment losses and deferred acquisition cost adjustment.....      (5,023)
                                                                             --------
  Operating income before income taxes...................................    $ 81,309
                                                                             ========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

   Assets for each segment are reported based on a specific identification basis. The insurance segments' assets contain deferred acquisition costs, value of insurance purchased, and separate account assets. The investment segment includes the investment portfolio, cash, and accrued investment income. Goodwill is assigned to corporate operations. All other assets are included in the other category. The table below reconciles segment assets to total assets as reported in the financial statements.

                                              At December 31, 2001
                         --------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments   Total
                         -------- ---------- ---------- -------- ----------- ----------
Cash and invested
 assets.................                     $  913,716                      $  913,716
Accrued investment
 income.................                        11,770                           11,770
Deferred acquisition
 cost...................  153,028    122,289                                    275,317
Goodwill................                                  26,628                 26,628
Separate account
 assets.................           2,502,284                                  2,502,284
Other assets............                                 314,705                314,705
                         -------- ----------  --------  --------    -----    ----------
Total assets............ $153,028 $2,624,573  $925,486  $341,333    $   0    $4,044,420
                         ======== ==========  ========  ========    =====    ==========
                                              At December 31, 2000
                         --------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments   Total
                         -------- ---------- ---------- -------- ----------- ----------
Cash and invested
 assets................. $    --  $      --   $869,600  $    --     $ --     $  869,600
Accrued investment
 income.................                        11,495                           11,495
Deferred acquisition
 costs..................  143,671    141,459                                    285,130
Goodwill................                                  27,573                 27,573
Separate account
 assets.................           3,741,415                                  3,741,415
Other assets............                                 317,651                317,651
                         -------- ----------  --------  --------    -----    ----------
Total assets............ $143,671 $3,882,874  $881,095  $345,224    $ --     $5,252,864
                         ======== ==========  ========  ========    =====    ==========


Note 13--Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's statements of operations and cash flows. Mortality, policy administration and surrender charges to all separate accounts are included in revenues.

Note 14--Change in Accounting Principles

   Asset-Backed Securities. United Investors adopted new accounting guidance Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets (EITF 99-20) effective April 1, 2001. EITF 99-20 changed the method of accounting for most of Torchmark's asset-backed securities, but it excluded U.S. government and government-guaranteed securities. It requires that interest income be accounted for using the prospective effective-yield method, whereby changes in future cash flow expectations are accounted for over the remaining life of the security. This is accomplished through recalculating a new yield-to-maturity at the end of each reporting period for interest accrued based on the

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 14--Change in Accounting Principle (continued)

current book value and revised cash flow expectations. Revised expectations result in revised interest recognition. This prospective method differs from the previously required retrospective effective-yield method whereby the effective yield was based on the future expected and past actual cash flows, and the book value was restated using the newly calculated effective yield as if it had been in effect since purchase.

   EITF 99-20 also sets forth specific new rules regarding the impairment of asset-backed securities. Future impairments, if any, are to be recognized as a component of realized investment losses. On initial application of this standard, impairments were recognized as a change in accounting principle. Reversals of impairment charges recognized subsequent to adoption of EITF 99-20 are prohibited.

   In accordance with this guidance, United Investors evaluated the expected cash flows on its asset-backed securities under the new rules. As a result, United Investors determined that these assets were impaired by $6.1 million, or $4.0 million after tax. This impairment charge was recorded as a cumulative effect of a change in accounting principle in the second quarter of 2001.

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors of
United Investors Life Insurance Company
And the Contract Owners of the
United Investors Life Variable Account
Birmingham, Alabama

We have audited the accompanying balance sheets of each of the sub-accounts ("portfolios" for the purpose of this report) that include the Money Market, Bond, High Income, Growth, Core Equity, International, Small Cap, Balanced, Limited Term Bond, Asset Strategy and Science and Technology portfolios that comprise United Investors Life Variable Account as of December 31, 2001 and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the respective portfolios of United Investors Life Variable Account as of December 31, 2001, and the results of their operations and changes in net assets for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Dallas, Texas
April 5, 2002

                    UNITED INVESTORS LIFE VARIABLE ACCOUNT
                                BALANCE SHEETS
                               December 31, 2001

                                                                                                                Limited
                     Money                  High                                                                  Term
                     Market      Bond      Income     Growth    Core Equity International Small Cap   Balanced    Bond
                   ---------- ---------- ---------- ----------- ----------- ------------- ---------- ---------- --------
Assets:
 Investments in
 Mutual Funds
 (Note B)........  $1,027,597 $2,957,939 $2,856,507 $24,786,754 $16,073,099  $5,244,876   $6,661,679 $2,253,927 $101,693
                   ---------- ---------- ---------- ----------- -----------  ----------   ---------- ---------- --------
Total assets.....   1,027,597  2,957,939  2,856,507  24,786,754  16,073,099   5,244,876    6,661,679  2,253,927  101,693
                   ---------- ---------- ---------- ----------- -----------  ----------   ---------- ---------- --------
Liabilities:
 Mortality and
 expense risk
 charge payable
 to Sponsor
 (Note D)........         202        579        559       4,885       3,160       1,020        1,314        444       20
                   ---------- ---------- ---------- ----------- -----------  ----------   ---------- ---------- --------
Total
liabilities......         202        579        559       4,885       3,160       1,020        1,314        444       20
                   ---------- ---------- ---------- ----------- -----------  ----------   ---------- ---------- --------
Net assets (Note
C)...............  $1,027,395 $2,957,360 $2,855,948 $24,781,869 $16,069,939  $5,243,856   $6,660,365 $2,253,483 $101,673
                   ========== ========== ========== =========== ===========  ==========   ========== ========== ========
Equity:
Equity of
contract owners..   1,027,395  2,957,360  2,855,948  24,781,869  16,069,939   5,243,856    6,660,365  2,253,483  101,673
                   ---------- ---------- ---------- ----------- -----------  ----------   ---------- ---------- --------
Total equity.....  $1,027,395 $2,957,360 $2,855,948 $24,781,869 $16,069,939  $5,243,856   $6,660,365 $2,253,483 $101,673
                   ========== ========== ========== =========== ===========  ==========   ========== ========== ========
Accumulation
units
outstanding......     531,433  1,073,969  1,077,555   3,779,368  4, 778,651   2,886,269    2,104,193  1,199,569   65,003
                   ========== ========== ========== =========== ===========  ==========   ========== ========== ========
Net assets value
per unit.........       1.933      2.754      2.650       6.557       3.363       1.817        3.165      1.879    1.564
                   ========== ========== ========== =========== ===========  ==========   ========== ========== ========
Cost of invested
assets...........  $1,027,596 $2,906,293 $3,644,699 $22,825,964 $15,610,016  $6,302,293   $7,031,370 $2,184,177 $ 95,527
                   ========== ========== ========== =========== ===========  ==========   ========== ========== ========
                               Science
                     Asset       And
                    Strategy  Technology    Total
                   ---------- ---------- -----------
Assets:
 Investments in
 Mutual Funds
 (Note B)........  $1,004,389 $2,696,658 $65,665,118
                   ---------- ---------- -----------
Total assets.....   1,004,389  2,696,658  65,665,118
                   ---------- ---------- -----------
Liabilities:
 Mortality and
 expense risk
 charge payable
 to Sponsor
 (Note D)........         197        528      12,908
                   ---------- ---------- -----------
Total
liabilities......         197        528      12,908
                   ---------- ---------- -----------
Net assets (Note
C)...............  $1,004,192 $2,696,130 $65,652,210
                   ========== ========== ===========
Equity:
Equity of
contract owners..   1,004,192  2,696,130  65,652,210
                   ---------- ---------- -----------
Total equity.....  $1,004,192 $2,696,130 $65,652,210
                   ========== ========== ===========
Accumulation
units
outstanding......     570,838    856,247
                   ========== ==========
Net assets value
per unit.........       1.759      3.149
                   ========== ==========
Cost of invested
assets...........  $  956,953 $3,253,836 $65,838,724
                   ========== ========== ===========

                      See Notes to Financial Statements.

                    UNITED INVESTORS LIFE VARIABLE ACCOUNT
              STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                         Year Ended December 31, 2001

                                                                                                                         Limited
                       Money                    High                                                                       Term
                       Market       Bond       Income      Growth     Core Equity  International Small Cap    Balanced     Bond
                     ----------  ----------  ----------  -----------  -----------  ------------- ----------  ----------  --------
Dividend income
(Note B,D).........  $   45,851  $  136,130  $  261,181  $   216,233  $    35,955   $   222,971  $       61  $   54,738  $  3,553
Expenses paid to
sponsor:
 Mortality and
 expense risk
 charge............       7,392      18,019      17,703      165,850      106,318        36,882      42,167      15,047       594
 Contract
 maintenance
 charges:
 Sales expense.....       5,402      10,866      11,867       86,679       90,070        32,721      39,324      13,892       334
 Underwriting and
 issue expense.....         636       1,350       1,443       10,612       10,937         3,965       4,771       1,642        39
 Premium taxes.....       1,589       3,374       3,607       26,532       27,350         9,913      11,927       4,104        98
 Cost of
 insurance.........       9,364      31,089      25,586      194,307      156,633        57,078      70,976      27,050       833
 Administrative
 expense...........       1,235       4,019       4,627       35,019       27,199         8,235     11, 177       4,205       115
                     ----------  ----------  ----------  -----------  -----------   -----------  ----------  ----------  --------
   Total...........      25,618      68,717      64,833      519,000      418,507       148,794     180,342      65,940     2,014
Net investment
income.............      20,233      67,413     196,348     (302,767)    (382,552)       74,177    (180,281)    (11,202)    1,539
Realized investment
gains (losses)
including
distributions......           0      16,158     (72,879)     302,489       75,943       (44,956)    (94,105)     27,087       144
Unrealized
investment gains
(losses)...........           0      65,360      68,490   (5,265,759)  (3,235,086)   (1,793,426)    (95,716)   (239,237)    5,003
                     ----------  ----------  ----------  -----------  -----------   -----------  ----------  ----------  --------
Net gain (loss) on
investments........           0      81,519      (4,389)  (4,963,270)  (3,159,143)   (1,838,382)   (189,821)   (212,151)    5,147
                     ----------  ----------  ----------  -----------  -----------   -----------  ----------  ----------  --------
Net increase
(decrease) in net
assets from
operations.........      20,233     148,932     191,959   (5,266,037)  (3,541,695)   (1,764,205)   (370,102)   (223,353)    6,686
Premium deposits &
net transfers*.....     447,701      (2,385)     (8,446)    (160,472)     61 ,031       (60,835)     13,955      58,584         0
Transfer to sponsor
for benefits and
terminations.......    (878,737)   (187,087)   (224,389) (2, 682,044)  (1,378,158)     (368,304)   (605,061)   (281,425)        0
                     ----------  ----------  ----------  -----------  -----------   -----------  ----------  ----------  --------
Total increase
(decrease).........    (410,803)    (40,540)    (40,877) (8,108, 553)  (4,858,822)   (2,193,344)   (961,208)   (446,193)    6,686
Net assets at
beginning of
period.............  $1,438,198  $2,997,900  $2,896,825  $32,890,422  $20,928,761   $ 7,437,200  $7,621,573  $2,699,676  $ 94,987
                     ----------  ----------  ----------  -----------  -----------   -----------  ----------  ----------  --------
Net assets at end
of period (Note
C).................  $1,027,395  $2,957,360  $2,855,948  $24,781,869  $16,069,939   $ 5,243,856  $6,660,365  $2,253,483  $101,673
                     ==========  ==========  ==========  ===========  ===========   ===========  ==========  ==========  ========
                                  Science
                       Asset        And
                      Strategy   Technology     Total
                     ----------- ----------- -------------
Dividend income
(Note B,D).........  $   23,150  $   13,494  $  1,013,317
Expenses paid to
sponsor:
 Mortality and
 expense risk
 charge............       6,183      16,910       433,065
 Contract
 maintenance
 charges:
 Sales expense.....       4,489      13,975       309,619
 Underwriting and
 issue expense.....         530       1,704        37,629
 Premium taxes.....       1,326       4,260        94,080
 Cost of
 insurance.........       5,494      34,469       612,880
 Administrative
 expense...........         766       4,251       100,850
                     ----------- ----------- -------------
   Total...........      18,788      75,569     1,588,119
Net investment
income.............       4,362     (62,075)     (574,806)
Realized investment
gains (losses)
including
distributions......       6,060     (97,079)      118,862
Unrealized
investment gains
(losses)...........    (140,441)   (343,162)  (10,973,973)
                     ----------- ----------- -------------
Net gain (loss) on
investments........    (134,382)   (440,240)  (10,855,112)
                     ----------- ----------- -------------
Net increase
(decrease) in net
assets from
operations.........    (130,020)   (502,316)  (11,429,918)
Premium deposits &
net transfers*.....      82,832     (51,093)      380,872
Transfer to sponsor
for benefits and
terminations.......     (27,111)   (113,567)  (6,745, 881)
                     ----------- ----------- -------------
Total increase
(decrease).........     (74,298)   (666,976)  (17,794,927)
Net assets at
beginning of
period.............  $1,078,490  $3,363,106  $ 83,447,138
                     ----------- ----------- -------------
Net assets at end
of period (Note
C).................  $1,004,192  $2,696,130  $ 65,652,210
                     =========== =========== =============

-----
*Includes transfer activity from (to) other portfolios.

                      See Notes to Financial Statements.

                    UNITED INVESTORS LIFE VARIABLE ACCOUNT
              STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                         Year Ended December 31, 2000

                               Money                    High
                               Market       Bond       Income      Growth     Core Equity  International  Small Cap    Balanced
                             ----------  ----------  ----------  -----------  -----------  ------------- -----------  ----------
Dividend income (Note B,D).  $   76,522  $  171,173  $  316,205  $ 3,416,822  $ 2,896,782   $ 1,020,035  $ 1,529,782  $  175,666
Expenses paid to
sponsor:
 Mortality and
 expense risk
 charge.........                  8,001      17,977      18,724      217,494      126,699        53,575       51,726      15,260
 Contract
 maintenance
 charges:
 Sales
 expense........                  4,120       8,799      10,559       82,731       78,195        32,491       31,782      11,496
 Underwriting
 and issue
 expense........                    451       1,102       1,301       10,329        9,592         3,948        3,877       1,358
 Premium
 taxes..........                  1,127       2,754       3,252       25,823       23,981         9,869        9,693       3,397
 Cost of
 insurance......                  9,966      23,587      19,268      152,791      110,034        42,236       41,859      16,058
 Administrative
 expense........                  1,419       3,318       4,175       33,971       25,021         8,396        9,668       3,397
                             ----------  ----------  ----------  -----------  -----------   -----------  -----------  ----------
   Total........                 25,084      57,537      57,279      523,139      373,522       150,515      148,605      50,966
Net investment
income..........                 51,438     113,636     258,926    2,893,683    2,523,260       869,520    1,381,177     124,700
Realized
investment gains
(losses)
including
distributions...                      0      (3,308)    (28,437)   1,189,519      569,381       197,406      263,770      58,382
Unrealized
investment gains
(losses)........                      0     112,511    (599,755)  (3,973,735)  (1,622,028)   (3,539,769)  (2,865,279)    (56,874)
                             ----------  ----------  ----------  -----------  -----------   -----------  -----------  ----------
Net gain (loss)
on investments..                      0     109,203    (628,192)  (2,784,216)  (1,052,647)   (3,342,363)  (2,601,509)      1,508
                             ----------  ----------  ----------  -----------  -----------   -----------  -----------  ----------
Net increase
(decrease) in
net assets from
operations......                 51,438     222,839    (369,266)     109,467    1,470,613    (2,472,843)  (1,220,332)    126,208
Premium deposits
& net
transfers*......                844,509      24,906     (55,101)    (780,254)      68,075       485,712      713,613     183,660
Transfer to
sponsor for
benefits and
terminations....               (601,993)   (415,673)    (19,202)    (828,831)    (763,500)     (207,181)    (381,360)   (195,190)
                             ----------  ----------  ----------  -----------  -----------   -----------  -----------  ----------
Total increase
(decrease)......                293,954    (167,928)   (443,569)  (1,499,618)     775,188    (2,194,312)    (888,079)    114,678
Net assets at
beginning of
period..........              1,144,244   3,165,828   3,340,394   34,390,040   20,153,573     9,631,512    8,509,652   2,584,998
                             ----------  ----------  ----------  -----------  -----------   -----------  -----------  ----------
Net assets at
end of period
(Note C)........             $1,438,198  $2,997,900  $2,896,825  $32,890,422  $20,928,761   $ 7,437,200  $ 7,621,573  $2,699,676
                             ==========  ==========  ==========  ===========  ===========   ===========  ===========  ==========
                             Limited
                              Term      Asset     Science And
                              Bond     Strategy   Technology      Total
                             -------- ----------- ------------ -------------
Dividend income (Note B,D).  $ 5,470  $   87,205  $   649,480  $ 10,345,142
Expenses paid to
sponsor:
 Mortality and
 expense risk
 charge.........                 550       5,189       20,679       535,874
 Contract
 maintenance
 charges:
 Sales
 expense........                 276       3,291       11,403       275,143
 Underwriting
 and issue
 expense........                  32         389        1,370        33,749
 Premium
 taxes..........                  81         973        3,426        84,376
 Cost of
 insurance......                 637       2,903       20,336       439,675
 Administrative
 expense........                 103         477        3,255        93,200
                             -------- ----------- ------------ -------------
   Total........               1,679      13,222       60,469     1,462,017
Net investment
income..........               3,791      73,983      589,011     8,883,125
Realized
investment gains
(losses)
including
distributions...                  15      27,919      168,812     2,443,459
Unrealized
investment gains
(losses)........               2,232      57,525   (1,660,043)  (14,145,215)
                             -------- ----------- ------------ -------------
Net gain (loss)
on investments..               2,247      85,444   (1,491,231)  (11,701,756)
                             -------- ----------- ------------ -------------
Net increase
(decrease) in
net assets from
operations......               6,038     159,427     (902,220)   (2,818,631)
Premium deposits
& net
transfers*......              (5,045)    109,301    1,543,640     3,133,016
Transfer to
sponsor for
benefits and
terminations....                   0     (42,562)    (106,235)   (3,561,727)
                             -------- ----------- ------------ -------------
Total increase
(decrease)......                 993     226,166      535,185    (3,247,342)
Net assets at
beginning of
period..........              93,994     852,324    2,827,921    86,694,480
                             -------- ----------- ------------ -------------
Net assets at
end of period
(Note C)........             $94,987  $1,078,490  $ 3,363,106  $ 83,447,138
                             ======== =========== ============ =============

-----

*Includes transfer activity from (to) other portfolios.

                      See Notes to Financial Statements.

                    UNITED INVESTORS LIFE VARIABLE ACCOUNT
              STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                         Year Ended December 31, 1999

                                                                                                                        Limited
                      Money                    High                                                                      Term
                      Market       Bond       Income      Growth     Core Equity  International Small Cap    Balanced    Bond
                    ----------  ----------  ----------  -----------  -----------  ------------- ----------  ----------  -------
Dividend income
(Note B, D).......  $   56,324  $  187,210  $  313,212  $ 4,455,340  $ 1,334,918   $  750,954   $  294,312  $  170,655  $ 4,945
Expenses paid to
Sponsor:
 Mortality and
 expense risk
 charge...........       7,519      20,633      20,027      171,649      114,387       38,897       35,712      14,112      561
 Contract
 maintenance
 charges:
 Sales expense....       4,047      11,758      12,428       82,575       83,835       30,785       27,867      12,459      439
 Underwriting and
 issue expense....         477       1,453       1,548       10,458       10,345        3,748        3,431       1,477       52
 Premium taxes....       1,192       3,634       3,870       26,145       25,861        9,370        8,577       3,693      129
 Cost of
 insurance........      10,392      26,838      21,207      155,475      122,818       40,757       39,823      18,674      626
 Administrative
 expense..........       1,433       3,668       5,090       32,582       26,287        7,823        8,468       3,396      107
                    ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  -------
  Total...........      25,060      67,984      64,170      478,884      383,533      131,380      123,878      53,811    1,914
Net investment in-
 come.............      31,264     119,226     249,072    3,976,456      951,385      619,574      170,434     116,844    3,031
Realized
investment gains
(losses) including
distributions.....           0      11,997      (9,337)     654,931      479,697      161,551       52,761      21,842       61
Unrealized
investment gains
(losses)..........           0    (254,095)   (167,300)   3,753,424      474,474    2,901,759    2,541,665      43,265   (3,397)
                    ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  -------
Net gain (loss) on
investments.......           0    (242,098)   (176,637)   4,408,355      954,171    3,063,310    2,594,426      65,107   (3,336)
                    ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  -------
Net increase
(decrease) in net
assets from
operations........      31,264    (122,872)     72,435    8,384,811    1,905,556    3,682,884    2,764,860     181,951     (305)
Premium deposits
and net
transfers*........     286,520     106,672     (40,346)     681,644      480,983      306,621      516,276     250,036    4,997
Transfer to
Sponsor for
benefits and
terminations......    (389,388)   (476,656)   (132,715)    (836,121)    (532,294)    (210,959)    (276,363)    (46,849)       0
                    ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  -------
Total increase
(decrease)........     (71,604)   (492,856)   (100,626)   8,230,334    1,854,245    3,778,546    3,004,773     385,138    4,692
Net assets at
beginning of
period............   1,215,848   3,658,684   3,441,020   26,159,706   18,299,328    5,852,966    5,504,879   2,199,860   89,302
                    ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  -------
Net assets at end
of period
(Note C)..........  $1,144,244  $3,165,828  $3,340,394  $34,390,040  $20,153,573   $9,631,512   $8,509,652  $2,584,998  $93,994
                    ==========  ==========  ==========  ===========  ===========   ==========   ==========  ==========  =======
                               Science
                     Asset       and
                    Strategy  Technology     Total
                    --------- ----------- ------------
Dividend income
(Note B, D).......  $ 46,533  $   39,770  $ 7,654,203
Expenses paid to
Sponsor:
 Mortality and
 expense risk
 charge...........     4,024       5,553      433,074
 Contract
 maintenance
 charges:
 Sales expense....     3,628       3,971      273,791
 Underwriting and
 issue expense....       429         485       33,903
 Premium taxes....     1,072       1,213       84,755
 Cost of
 insurance........     3,426       5,251      445,288
 Administrative
 expense..........       461       1,287       90,602
                    --------- ----------- ------------
  Total...........    13,038      17,761    1,361,413
Net investment in-
 come.............    33,495      22,010    6,292,791
Realized
investment gains
(losses) including
distributions.....     3,035      27,083    1,403,621
Unrealized
investment gains
(losses)..........   101,971   1,336,278   10,728,044
                    --------- ----------- ------------
Net gain (loss) on
investments.......   105,006   1,363,361   12,131,665
                    --------- ----------- ------------
Net increase
(decrease) in net
assets from
operations........   138,501   1,385,371   18,424,456
Premium deposits
and net
transfers*........    95,717   1,129,309    3,818,429
Transfer to
Sponsor for
benefits and
terminations......      (294)    (56,092)  (2,957,731)
                    --------- ----------- ------------
Total increase
(decrease)........   233,924   2,458,588   19,285,154
Net assets at
beginning of
period............   618,400     369,333   67,409,326
                    --------- ----------- ------------
Net assets at end
of period
(Note C)..........  $852,324  $2,827,921  $86,694,480
                    ========= =========== ============

-----

*Includes transfer activity from (to) other portfolios.
                      See Notes to Financial Statements.

                     UNITED INVESTORS LIFE VARIABLE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Note A--Summary of Significant Accounting Policies

   Organization--The United Investors Life Variable Account ("the Life Variable Account") was established on January 5, 1987 as a segregated account of United Investors Life Insurance Company ("the Sponsor") and has been registered as a unit investment trust under the Investment Company Act of 1940. The Life Variable Account invests in shares of W&R Target Funds, Inc. (formerly Target/United Funds, Inc.) ("the Fund"), a mutual fund with eleven separate investment portfolios including a money market portfolio, a bond portfolio, a high income portfolio, a growth portfolio, a core equity portfolio, an international portfolio, a small cap portfolio, a balanced portfolio, a limited term bond portfolio, an asset strategy portfolio and a science and technology portfolio. The assets of each portfolio of the Fund are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the investment performance of one portfolio has no effect on any other portfolio.

   Basis of Presentation--The financial statements of the Life Variable Account have been prepared on an accrual basis in accordance with accounting principles generally accepted in the United States of America.

   Federal Taxes--Currently no charge is made to the Life Variable Account for federal income taxes because no federal income tax is imposed on the Sponsor for the Life Variable Account investment income under current tax law.

Note B--Investments

   Stocks and convertible bonds of the Fund are valued at the latest sale price on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a matrix pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over the counter are priced using NASDAQ (National Association of Securities Dealers Automated Quotations) which provides information on bid and asked prices quoted by major dealers in such stocks. Short term debt securities are valued at amortized cost which approximates fair value.

   Security transactions are accounted for by the Fund on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

   Investments in shares of the separate investment portfolios are stated at fair value which is the net asset value per share as determined by the respective portfolios (see Note C--Net Assets). Dividends received by the portfolios are reinvested daily in additional shares of the portfolios and are recorded as dividend income on the record date.

                     UNITED INVESTORS LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

   The following is a summary of reinvested dividends by portfolio:

                                                            2001
                                                            ----
            Investment Portfolio              Shares Reinvested Dividend Income
            --------------------              ----------------- ---------------
Money Market.................................       45,851        $   45,851
Bond.........................................       25,390           136,130
High Income..................................       78,525           261,181
Growth.......................................       25,766           216,233
Core Equity..................................        3,470            35,955
International................................       38,091           222,971
Small Cap....................................            8                61
Balanced.....................................        8,143            54,738
Limited Term Bond............................          653             3,553
Asset Strategy...............................        3,731            23,150
Science and Technology.......................        1,080            13,494
                                                            2000
                                                            ----
            Investment Portfolio              Shares Reinvested Dividend Income
            --------------------              ----------------- ---------------
Money Market.................................       76,522        $   76,522
Bond.........................................       32,735           171,173
High Income..................................       94,308           316,205
Growth.......................................      345,724         3,416,822
Core Equity..................................      237,379         2,896,782
International................................      129,762         1,020,035
Small Cap....................................      188,068         1,529,782
Balanced.....................................       23,983           175,666
Limited Term Bond............................        1,059             5,470
Asset Strategy...............................       12,364            87,205
Science and Technology.......................       45,566           649,480

                                                            1999
                                                            ----
            Investment Portfolio              Shares Reinvested Dividend Income
            --------------------              ----------------- ---------------
Money Market.................................       56,324        $   56,324
Bond.........................................       37,073           187,210
High Income..................................       75,134           313,212
Growth.......................................      409,683         4,455,340
Core Equity..................................      102,996         1,334,918
International................................       62,918           750,954
Small Cap....................................       25,343           294,312
Balanced.....................................       23,339           170,655
Limited Term Bond............................          981             4,945
Asset Strategy...............................        7,430            46,533
Science and Technology.......................        1,775            39,770

                    UNITED INVESTORS LIFE VARIABLE ACCOUNT
                  NOTES TO FINANCIAL STATEMENTS--(Continued)

Note C--Net Assets

  The following table illustrates by component parts (since inception of each portfolio) the net asset value for each portfolio.

                      Money                     High
2001                 Market        Bond        Income       Growth     Core Equity  International  Small Cap    Balanced
----               -----------  -----------  -----------  -----------  -----------  ------------- -----------  ----------
Cost to:
 Contract
 Owners..........  $ 3,274,169  $ 2,940,080  $ 3,072,630  $12,184,880  $11,855,244   $ 4,703,842  $ 5,092,407  $2,213,920
 Sponsor.........            0      500,000      500,000      500,000    1,000,000        65,000       65,000      65,000
Adjustment for
market
appreciation.....    1,004,202    2,789,293    3,103,541   26,724,232   12,513,935     2,422,070    3,859,402     976,319
Deductions:
 Mortality &
 expense risk
 charge..........     (116,396)    (230,422)    (251,990)  (1,283,166)    (711,884)     (212,997)    (210,932)    (78,619)
 Contract
 maintenance
 charges:
 Sales expense...      (58,121)    (128,332)    (145,145)    (689,797)    (499,977)     (165,621)    (166,417)    (66,976)
 Underwriting and
 issue expense...       (8,268)     (18,035)     (20,424)     (92,584)     (61,808)      (20,170)     (20,418)     (7,945)
 Premium taxes...      (20,669)     (45,088)     (51,063)    (231,465)    (154,528)      (50,426)     (51,046)    (19,864)
 Cost of
 insurance.......     (126,205)    (296,998)    (272,497)  (1,243,925)    (770,402)     (239,128)    (253,128)   (109,115)
 Administrative
 expense.........      (20,595)     (41,524)     (55,732)    (272,905)    (155,493)      (42,267)     (48,606)    (18,550)
 Benefits &
 terminations....   (2,900,723)  (1,913,914)  (1,672,546)  (8,258,634)  (3,845,351)   (1,093,604)  (1,444,847)   (590,384)
 Equity of
 Sponsor
 withdrawn
 (Note E)........            0     (597,699)  (1,350,825)  (2,554,766)  (3,099,796)     (122,844)    (161,051)   (110,303)
                   -----------  -----------  -----------  -----------  -----------   -----------  -----------  ----------
Net assets.......  $ 1,027,395  $ 2,957,360  $ 2,855,948  $24,781,869  $16,069,939   $ 5,243,856  $ 6,660,365  $2,253,483
                   ===========  ===========  ===========  ===========  ===========   ===========  ===========  ==========
2000
----
Cost to:
 Contract
 Owners..........  $ 2,826,468  $ 2,942,465  $ 3,081,075  $12,345,352  $11,794,213   $ 4,764,677  $ 5,078,452  $2,155,337
 Sponsor.........            0      500,000      500,000      500,000    1,000,000        65,000       65,000      65,000
Adjustment for
market
appreciation ....      958,351    2,571,644    2,846,750   31,471,269   15,637,122     4,037,481    4,049,163   1,133,731
Deductions:
 Mortality &
 expense risk
 charge..........     (109,004)    (212,403)    (234,287)  (1,117,316)    (605,566)     (176,115)    (168,765)    (63,572)
 Contract
 maintenance
 charges:
 Sales expense...      (52,718)    (117,466)    (133,278)    (603,118)    (409,907)     (132,900)    (127,093)    (53,084)
 Underwriting and
 issue expense...       (7,632)     (16,686)     (18,981)     (81,972)     (50,871)      (16,205)     (15,647)     (6,304)
 Premium taxes...      (19,080)     (41,714)     (47,456)    (204,933)    (127,178)      (40,513)     (39,119)    (15,760)
 Cost of
 insurance.......     (116,840)    (265,909)    (246,911)  (1,049,617)    (613,769)     (182,049)    (182,152)    (82,065)
 Administrative
 expense.........      (19,360)     (37,504)     (51,105)    (237,886)    (128,294)      (34,033)     (37,429)    (14,345)
 Benefits &
 terminations....   (2,021,987)  (1,726,828)  (1,448,157)  (5,576,591)  (2,467,193)     (725,299)    (839,786)   (308,959)
 Equity of
 Sponsor
 withdrawn (Note
 E)..............            0     (597,699)  (1,350,825)  (2,554,766)  (3,099,796)     (122,844)    (161,051)   (110,303)
                   -----------  -----------  -----------  -----------  -----------   -----------  -----------  ----------
Net assets.......  $ 1,438,198  $ 2,997,900  $ 2,896,825  $32,890,422  $20,928,761   $ 7,437,200  $ 7,621,573  $2,699,676
                   ===========  ===========  ===========  ===========  ===========   ===========  ===========  ==========
                    Limited
                     Term       Asset     Science and
2001                 Bond      Strategy   Technology
----               ---------- ----------- ------------
Cost to:
 Contract
 Owners..........  $  86,069  $  796,663  $2,894,527
 Sponsor.........    500,000           0     500,000
Adjustment for
market
appreciation.....    185,535     357,385     431,773
Deductions:
 Mortality &
 expense risk
 charge..........    (17,143)    (24,253)    (49,113)
 Contract
 maintenance
 charges:
 Sales expense...     (2,294)    (19,229)    (30,492)
 Underwriting and
 issue expense...       (270)     (2,272)     (3,703)
 Premium taxes...       (675)     (5,681)     (9,257)
 Cost of
 insurance.......     (3,829)    (25,751)    (61,711)
 Administrative
 expense.........       (588)     (2,704)     (9,186)
 Benefits &
 terminations....     (7,380)    (69,966)   (277,064)
 Equity of
 Sponsor
 withdrawn
 (Note E)........   (637,753)          0    (689,643)
                   ---------- ----------- ------------
Net assets.......  $ 101,673  $1,004,192  $2,696,130
                   ========== =========== ============
2000
----
Cost to:
 Contract
 Owners..........  $  86,069  $  713,831  $2,945,620
 Sponsor.........    500,000           0     500,000
Adjustment for
market
appreciation ....    176,836     468,617     858,519
Deductions:
 Mortality &
 expense risk
 charge..........    (16,550)    (18,070)    (32,203)
 Contract
 maintenance
 charges:
 Sales expense...     (1,960)    (14,740)    (16,517)
 Underwriting and
 issue expense...       (230)     (1,742)     (1,999)
 Premium taxes...       (576)     (4,355)     (4,997)
 Cost of
 insurance.......     (2,996)    (20,257)    (27,242)
 Administrative
 expense.........       (473)     (1,938)     (4,935)
 Benefits &
 terminations....     (7,380)    (42,856)   (163,497)
 Equity of
 Sponsor
 withdrawn (Note
 E)..............   (637,753)          0    (689,643)
                   ---------- ----------- ------------
Net assets.......  $  94,987  $1,078,490  $3,363,106
                   ========== =========== ============

                     UNITED INVESTORS LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

Note D--Charges and Deductions

Fund Management and Fees

   Waddell & Reed Investment Management Company ("the Manager"), is the manager of the Fund and provides investment advisory services to the Fund. The Fund pays the manager a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by each Portfolio at the following annual rates:

                                                                         Annual
      Fund                          Net Asset Breakpoints                Rate
      ----                          ---------------------                ------
      Asset Strategy Portfolio      Up to $1 Billion                      .700%
                                    Over $1 Billion up to $2 Billion     .650%
                                    Over $2 Billion up to $3 Billion     .600%
                                    Over $3 Billion                      .550%
      Balanced Portfolio            Up to $1 Billion                     .700%
                                    Over $1 Billion up to $2 Billion     .650%
                                    Over $2 Billion up to $3 Billion     .600%
                                    Over $3 Billion                      .550%
      Bond Portfolio                Up to $500 Million                   .525%
                                    Over $500 Million up to $1 Billion   .500%
                                    Over $1 Billion up to $1.5 Billion   .450%
                                    Over $1.5 Billion                    .400%
      Growth Portfolio              Up to $1 Billion                     .700%
                                    Over $1 Billion up to $2 Billion     .650%
                                    Over $2 Billion up to $3 Billion     .600%
                                    Over $3 Billion                      .550%
      High Income Portfolio         Up to $500 Million                   .625%
                                    Over $500 Million up to $1 Billion   .600%
                                    Over $1 Billion up to $1.5 Billion   .550%
                                    Over $1.5 Billion                    .500%
      Core Equity Portfolio         Up to $1 Billion                     .700%
                                    Over $1 Billion up to $2 Billion     .650%
                                    Over $2 Billion up to $3 Billion     .600%
                                    Over $3 Billion                      .550%
      International Portfolio       Up to $1 Billion                     .850%
                                    Over $1 Billion up to $2 Billion     .830%
                                    Over $2 Billion up to $3 Billion     .800%
                                    Over $3 Billion                      .760%
      Limited-Term Bond Portfolio   Up to $500 Million                   .500%
                                    Over $500 Million up to $1 Billion   .450%
                                    Over $1 Billion up to $1.5 Billion   .400%
                                    Over $1.5 Billion                    .350%
      Money Market Portfolio        All Net Assets                       .400%
      Science and Technology
       Portfolio                    Up to $1 Billion                     .850%
                                    Over $1 Billion up to $2 Billion     .830%
                                    Over $2 Billion up to $3 Billion     .800%
                                    Over $3 Billion                      .760%

                     UNITED INVESTORS LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

                                                                              Annual
      Fund                       Net Asset Breakpoints                        Rate
      ----                       ---------------------                        ------
      Small Cap Portfolio        Up to $1 Billion                             .850%
                                 Over $1 Billion up to $2 Billion             .830%
                                 Over $2 Billion up to $3 Billion             .800%
                                 Over $3 Billion                              .760%

   Prior to June 30, 1999, the fee consisted of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the following annual rates: Asset Strategy Portfolio - .30% of net assets; Balanced Portfolio - .10% of net assets; Bond Portfolio - .03% of net assets; Growth Portfolio - .20% of net assets; High Income Portfolio - .15% of net assets; Core Equity Portfolio - .20% of net assets; International Portfolio - .30% of net assets; Limited-Term Bond Portfolio - .05% of net assets; Money Market Portfolio - none; Science and Technology Portfolio - .20% of net assets; Small Cap Portfolio - .35% of net assets and (ii) a base fee computed each day on the combined net asset values of all of the Portfolios and allocated among the Portfolios based on their relative net asset size at the annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, and ..45% of that amount over $2.25 billion. The Fund accrued and paid this fee daily.

   Fees for these services are deducted from dividend income. The amount of these fees has been:

                                                       2001     2000     1999
                                                     -------- -------- --------
   Money Market..................................... $  7,193 $  4,935 $  5,074
   Bond.............................................   20,296   15,687   18,004
   High Income......................................   22,130   19,468   21,362
   Growth...........................................  212,521  249,157  197,071
   Core Equity......................................  140,000  146,714  131,364
   International....................................   56,023   77,030   53,054
   Small Cap........................................   67,026   73,896   49,816
   Balanced.........................................   21,165   18,060   15,181
   Limited Term Bond................................      665      446      506
   Asset Strategy...................................   11,489    5,914    5,167
   Science and Technology...........................   26,954   28,915    8,222

Mortality and Expense Risk Charges

   A daily charge is deducted at an effective annual rate of .60% of the average daily net assets of each investment portfolio to compensate the Sponsor for certain mortality and expense risks assumed. The mortality and expense risk charge covers the possibility that the cost of insurance charges will be insufficient to meet actual claims and that other expense charges may be insufficient to cover actual expenses incurred in connection with policy obligations.

Premium Deposit Charges

   The Sponsor does not impose an immediate charge against the initial premium deposit prior to its allocation to the Life Variable Account. For additional premium deposits there are deductions of 6% of the premium deposit for sales expenses and 2.5% for premium taxes.

Contract Maintenance Charges

   On each policy anniversary a deduction is made from the policy account value to compensate the Sponsor for certain costs and expenses:

(a) Expenses relating to sales, underwriting and issue, and premium taxes

                     UNITED INVESTORS LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

   On each of the first ten policy anniversaries, there is an annual deduction of 1.20% of the initial premium deposit which is composed of the following:

   (1) Sales Expenses--An .85% charge for sales expenses compensates the Sponsor for certain sales and other distribution expenses incurred at the time the policies are issued, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

   (2) Underwriting and Issue Expenses--A .10% charge compensates the Sponsor for initial underwriting costs and for certain expenses incurred in issuing policies, including the cost of processing applications, conducting medical examinations, determining insurability, and establishing records.

   (3) State and Local Premium Taxes--A .25% charge compensates the Sponsor for the average premium tax expense incurred when issuing policies.

(b) Cost of Insurance

   A mortality charge will be deducted on each policy anniversary to compensate the Sponsor for the cost of insurance for the preceding policy year. The mortality charge is based on a policy's net amount at risk and on the attained age, sex and risk class of the insured, and is determined by the Sponsor based upon its expectation as to future mortality experience.

(c) Administrative Expenses

   The Sponsor deducts a charge of $50 on each policy anniversary to compensate it for administrative expenses. This charge is "cost based" and the Sponsor does not expect a profit from the charge.

Surrender Charges

   For policy surrenders occurring during the first eight policy years, a surrender charge is made against the initial premium deposit based on a graded table.

                                                                                    9 or
Policy Year                                 1st  2nd  3rd  4th  5th  6th  7th  8th  More
-----------                                 ---  ---  ---  ---  ---  ---  ---  ---  ----
Surrender Charge %.........................   8%   7%   6%   5%   4%   3%   2%   1% None

   Surrender charges are included in transfers to Sponsor for benefits and terminations.

Note E--Equity of Sponsor

   The equity of the Sponsor may be withdrawn at the discretion of the Sponsor without penalty.

                    UNITED INVESTORS LIFE VARIABLE ACCOUNT
                  NOTES TO FINANCIAL STATEMENTS--(Continued)
Note F--Financial Highlights

 The financial highlights of the United Investors Life Variable Account for the year ended December 31, 2001 is summarized as follows:

2001

                                                                                                                      Limited
                    Money                    High                                                                       Term
                    Market       Bond       Income      Growth     Core Equity  International Small Cap    Balanced     Bond
                  ----------  ----------  ----------  -----------  -----------  ------------- ----------  ----------  --------
Number of units
at December 31,
2001............     531,433   1,073,969   1,077,555    3,779,368    4,778,651    2,886,269    2,104,193   1,199,569    65,003
Unit fair value
at December 31,
2001............  $    1.933  $    2.754  $    2.650  $     6.557  $     3.633   $    1.817   $    3.165  $    1.879  $  1.564
Net assets at
December 31,
2001............  $1,027,395  $2,957,360  $2,855,948  $24,781,869  $16,069,939   $5,243,856   $6,660,365  $2,253,483  $101,673
Investment
income ratio for
the year ended
December 31,
2001 *..........        3.72%       4.57%       9.08%        0.75%        0.19%        3.52%        0.00%       2.21%     3.61%
Expense ratio
for the year
ended December
31, 2001 *......        0.60%       0.61%       0.62%        0.58%        0.57%        0.58%        0.59%       0.61%     0.60%
Total return for
the year ended
December 31,
2001 *..........        3.12%       6.70%       8.31%      -17.04%      -17.46%      -26.06%       -3.25%      -6.96%     8.24%
                               Science
                    Asset        And
                   Strategy   Technology
                  ----------- -----------
Number of units
at December 31,
2001............     570,838     856,247
Unit fair value
at December 31,
2001............  $    1.759  $    3.149
Net assets at
December 31,
2001............  $1,004,192  $2,696,130
Investment
income ratio for
the year ended
December 31,
2001 *..........        2.22%       0.45%
Expense ratio
for the year
ended December
31, 2001 *......        0.59%       0.56%
Total return for
the year ended
December 31,
2001 *..........      -11.28%     -14.64%

* Based on the average net assets for the period.

                                    PART II
                                    -------

                          UNDERTAKING TO FILE REPORTS
                          ---------------------------

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING
                             --------------------

     In-so-far as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                REPRESENTATIONS PURSUANT TO SECTION 26(f)(2)(A)
                -----------------------------------------------

     United Investors Life Insurance Company hereby represents that the fees and charges deducted under the variable life policy form, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United Investors.

                      CONTENTS OF REGISTRATION STATEMENT


This Registration Statement comprises the following Papers and Documents:

     The Facing Sheet.
     The Prospectus consisting of 75 pages.
     The Undertaking to File Reports.
     The Undertaking Pursuant to Rule 484.
     Representation Pursuant to Section 26(f)(2)(A) of the Investment Company
     Act.
     The Signatures.
     Written consents of the following persons:
          (a)  John H. Livingston, Esquire (included in Exhibit 3).
          (b)  Sutherland Asbill & Brennan LLP.
          (c)  W. Thomas Aycock (included in Exhibit 6).
          (d)  Deloitte & Touche LLP.

The following Exhibits correspond to those required by paragraph A of the instructions as to Exhibits in Form N-8B-2:

     1.   A.

          (1) Resolution of the Board of Directors of United Investors establishing the Variable Account.\1\

          (2)  Not Applicable.

          (3)  (a) Principal Underwriting Agreement.\3\
               (b) Limited Selling Agreement\6\

          (4)  Not Applicable.

          (5)  Policy Form.\1\
               (a)  Policy Endorsement, VL94.\4\

          (6)  (a) Certificate of Incorporation of United Investors.\1\
               (b) By-Laws of United Investors.\1\

          (7)  Not Applicable.

          (8)  (a) Participation Agreement for W&R Target Funds, Inc.\5\
               (b) First Amendment of Participation Agreement.\5\
               (c) Second Amendment of Participation Agreement.\5\


          (9)  Not Applicable.

          (10) Application Form.\2\

          (11) Memorandum describing United Investors' issuance, transfer, and redemption procedures for the Policy.\2\

     2.   See Exhibit 1(5).

     3. Opinion and consent of John H. Livingston, Esquire, Secretary and Counsel.\7\

     4. No financial statements are omitted from Prospectus pursuant to Instruction 1(b) or (c) of Part I.

     5.   Not Applicable.

     6. Opinion and Consent of W. Thomas Aycock, Senior Vice President and Chief Actuary of United Investors.\7\

     7.   Consent of Sutherland Asbill & Brennan LLP.\7\

     8.   Consent of Deloitte & Touche LLP.\7\

     ___________________
\1\ Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File 33-11465, filed on April 30, 1998(previously filed on January 22, 1987 as an Exhibit to the Form S-6 Registration Statement, File No. 33-11465).
\2\ Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File 33-11465, filed on April 30, 1998 (previously filed as an Exhibit to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement, File No. 33-11465).
\3\ Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 2 to Form N-4 Registration Statement, File 333-89797, filed on April 30, 2001.
\4\ Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File 33-11465, filed on April 30, 1998 (previously filed as an Exhibit to Post-Effective Amendment. No. 8 to the Form S-6 Registration Statement, File No. 33-11465).
\5\ Incorporated herein by reference to the Exhibit filed with Post-Effective Admendment No. 1 to Form N-4 Registration Statement, File No. 333-89797, filed April 26, 2000.
\6\ Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 3 to Form N-4 Registration Statement, File No. 333-89797, filed April 29, 2002.
\7\  Filed herewith.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, United Investors Life Variable Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Birmingham, and State of Alabama, on the 25th day of April, 2002.

                                United Investors Life Variable Account
                                (Registrant)


(Seal)                          United Investors Life Insurance Company
                                (Depositor)


Attest: /s/ John H. Livingston      By: /s/ Anthony L. McWhorter
        ----------------------          -----------------------------
        John H. Livingston              Anthony L. McWhorter
        Secretary and Counsel           President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following Directors and Officers of United Investors Life Insurance Company in the capacities and on the Dates indicated.

Signature                             Title                          Date
---------                             -----                          ----


/s/ C. B. Hudson            Director                           April 25, 2002
--------------------------
C. B. Hudson


/s/ Anthony L. McWhorter    Director, President and Chief      April 25, 2002
--------------------------  Executive Officer
Anthony L. McWhorter


/s/ W. Thomas Aycock        Director, Senior Vice President    April 25, 2002
--------------------------  and Chief Actuary
W. Thomas Aycock

/s/ Tony G. Brill           Director and  Executive Vice       April 25, 2002
--------------------------  President - Administration
Tony G. Brill

/s/ Larry M. Hutchison      Director                           April 25, 2002
--------------------------
Larry M. Hutchison


/s/ Michael J. Klyce        Vice President and Treasurer       April 25, 2002
--------------------------
Michael J. Klyce


/s/ James L. Mayton, Jr.    Vice President and Controller      April 25, 2002
--------------------------
James L. Mayton, Jr.


/s/ John H. Livingston      Director, Secretary and Counsel    April 25, 2002
--------------------------
John H. Livingston

Signature                                Title                         Date
---------                                -----                         ----

/s/ Carol A. McCoy          Director and Assistant Secretary     April 25, 2002
------------------                                               --------------
Carol A. McCoy


/s/ Ross W. Stagner         Director and Senior Vice President   April 25, 2002
-------------------                                              --------------
Ross W. Stagner


/s/ Terry W. Davis          Director and Senior Vice President - April 25, 2002
-------------------         Administration                       --------------
Terry W. Davis

Exhibit Index

99.3   Opinion and consent of John H. Livingston, Esquire, Secretary and
       Counsel.

99.6 Opinion and consent of W. Thomas Aycock, Senior Vice President and Chief Actuary of United Investors.

99.7   Consent of Sutherland Asbill & Brennan LLP.

99.8   Consent of Consent of Deloitte & Touche LLP.